UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under § 240.14a-12

Assertio Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required

☐
Fee paid previously with preliminary materials

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
ASSERTIO HOLDINGS, INC.
100 SOUTH SAUNDERS ROAD, SUITE 300
LAKE FOREST, ILLINOIS 60045
NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS
Virtual Meeting Only
To Be Held May 23, 2024
12:30 p.m. Central Time
To the Stockholders of Assertio Holdings, Inc.:
Notice is hereby given that the Annual Meeting of Stockholders of Assertio Holdings, Inc., a Delaware corporation (the Company), will be held at on May 23, 2024 at 12:30 p.m., Central Time (the Annual Meeting). The Company’s board of directors has determined that the Annual Meeting will be a virtual meeting conducted exclusively via live audio webcast. The Company’s board of directors believes that this is the right choice for the Company and the Company’s stockholders, as it enables stockholders to participate fully, and equally, from any location around the world. We are committed to ensuring that the Company’s stockholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting.
You can attend the meeting by using the unique join link and password that will be emailed to you after you pre-register at https://www.viewproxy.com/asrt/2024, which link will take you to a website where you will be able to listen to the meeting live, submit questions and vote online. To pre-register for the virtual meeting, you will need a virtual control number, which for registered stockholders is included on your proxy card and for beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will be assigned to you as part of the pre-registration process by following the instructions provided in the accompanying Proxy Statement. The deadline to pre-register for the virtual meeting is 11:59 p.m., Central Time, on May 22, 2024. If you do not have a virtual control number, you may still call in to the virtual meeting and listen by telephone by following the instructions provided in the accompanying Proxy Statement.
The meeting webcast will begin promptly at 12:30 p.m. Central Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 12:00 p.m. Central Time, and you should allow ample time for the check-in procedures. If you experience technical difficulties during the check-in process or during the Annual Meeting please call (866) 612-8937 for assistance. For additional information on how you can attend and participate in the virtual Annual Meeting, please see the instructions beginning on page 1 of the accompanying Proxy Statement. Because the Annual Meeting will be a completely virtual meeting, there will be no physical location for stockholders to attend.
The Annual Meeting is being held for the following purposes, as more fully described in the accompanying Proxy Statement:
1.
To elect the six directors named in the Proxy Statement to hold office until the 2025 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2.
To approve an amendment and restatement of the Company’s Amended and Restated 2014 Omnibus Incentive Plan, including to increase the number of shares available for issuance thereunder.

3.
To approve, on an advisory basis, the compensation of the Company’s named executive officers.

4.
 To approve an amendment to the Company’s Certificate of Incorporation to reflect recently adopted Delaware law provisions regarding officer exculpation.

5.
To approve an amendment to the Certificate of Incorporation of Assertio Therapeutics, Inc. (Therapeutics), a wholly-owned subsidiary of the Company, to eliminate the pass-through voting provision that requires approval by both the Company and the Company’s stockholders prior to certain actions being taken by or at Therapeutics.

6.
To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

7.
To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only stockholders of record at the close of business on April 12, 2024 will be entitled to notice of, and to attend (online) and vote at, the Annual Meeting or any adjournments or postponements thereof.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on
May 23, 2024 at 12:30 p.m. Central Time
The proxy statement and annual report to stockholders
are available at https://www.viewproxy.com/asrt/2024
By Order of The Board of Directors
Heather L. Mason
Interim Chief Executive Officer
Lake Forest, Illinois
April [      ], 2024
YOUR VOTE IS IMPORTANT!
You are cordially invited to attend and participate in the Company’s virtual Annual Meeting. Whether or not you expect to attend the virtual meeting, please complete, date, sign and return the proxy card or the voting instruction form, or vote over the Internet or the telephone as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) has been provided for your convenience. Even if you have voted by proxy, you may still vote during the Company’s virtual Annual Meeting by following the instructions provided in the accompanying Proxy Statement. Your broker, bank or other nominee cannot vote your shares for any proposals deemed “non-routine” unless you provide voting instructions. Therefore, if your shares are held by a broker, bank or other nominee, the Company highly encourages you to instruct them regarding how to vote your shares.

PAGE
GENERAL INFORMATION	2
BOARD OF DIRECTORS AND DIRECTOR NOMINEES	7
CORPORATE GOVERNANCE	11
Board and Board Committees	11
Director Nominations	14
Board Diversity Matrix	15
Communications with Directors	15
Code of Ethics	16
Environmental, Social and Governance Matters	16
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	17
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	19
EXECUTIVE OFFICERS	20
EXECUTIVE COMPENSATION	21
Executive Summary	21
Summary Compensation Table	22
Outstanding Equity Awards at Fiscal Year-End	29
Potential Payments Upon Termination or Change in Control	30
Pay Versus Performance	32
Director Compensation	35
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS	37
AUDIT RELATED MATTERS	38
Audit Committee Report	38
Fees Paid to Independent Registered Public Accounting Firm	38
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services	39
OVERVIEW OF PROPOSALS	40
Proposal 1: Election of Directors	40
Proposal 2: Approval of an Amendment and Restatement of the Company’s Amended and Restated 2014 Omnibus Incentive Plan, Including to Increase the Number of Shares Available for Issuance Thereunder	41
Proposal 3: Advisory Vote to Approve Named Executive Officer Compensation	51
Proposal 4: Approval of an Amendment to the Company’s Certificate of Incorporation to Reflect Delaware Law Provisions Regarding Officer Exculpation	52
Proposal 5: Approval of the Charter Amendment for our Subsidiary Assertio Therapeutics, Inc.	54
Proposal 6: Ratification of Independent Registered Public Accounting Firm	56
OTHER MATTERS	57
Stockholders Sharing the Same Address	57
Form 10-K	57
Stockholder Proposals	57
APPENDIX A RECONCILIATION OF GAAP NET INCOME (LOSS) TO NON-GAAP EBITDA AND ADJUSTED EBITDA	A-1
APPENDIX B ASSERTIO HOLDINGS, INC. AMENDED AND RESTATED 2014 OMNIBUS INCENTIVE PLAN, AS AMENDED	B-1

ASSERTIO HOLDINGS, INC.
100 SOUTH SAUNDERS ROAD, SUITE 300
LAKE FOREST, ILLINOIS 60045
(224) 419-7106

PROXY STATEMENT
FOR THE 2024 VIRTUAL ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 23, 2024
12:30 p.m. Central Time

Assertio Holdings, Inc. (the Company or Assertio) is furnishing this Proxy Statement and the enclosed proxy in connection with the solicitation of proxies by the Company’s Board of Directors (the Board) for use at the Virtual Annual Meeting of Stockholders to be held on May 23, 2024, at 12:30 p.m. Central Time, and at any adjournments or postponements thereof (the Annual Meeting). The proxy materials (including our Annual Report on Form 10-K for fiscal year ended December 31, 2023) are being mailed to stockholders on or about April [  ], 2024.
Holders of the Company’s common stock at the close of business on April 12, 2024 can join the Annual Meeting by using the unique join link and password that will be emailed to you after you pre-register at https://www.viewproxy.com/asrt/2024, which link will take you to a website where stockholders may vote and submit questions during the meeting. To pre-register for the virtual meeting, you will need a virtual control number, which for registered stockholders is included on your proxy card and for beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will be assigned to you as part of the pre-registration process by following the instructions provided in this Proxy Statement. The deadline to pre-register for the virtual meeting is 11:59 p.m., Central Time, on May 22, 2024. If you do not have a control number, you may still call in to the virtual meeting and listen by telephone by following the instructions provided in this Proxy Statement.

LEGAL MATTERS
Forward-Looking Statements
The Proxy Statement may contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, which statements are subject to substantial risks and uncertainties and are based on estimates and assumptions. All statements other than statements of historical fact included in the Proxy Statement, including statements about the Company’s Board of Directors, corporate governance practices, executive compensation program, equity compensation utilization and environmental, social and governance initiatives, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “estimate,” “predict,” “potential,” “plan” or the negative of these terms, and similar expressions intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the forward-looking statements expressed or implied in the Proxy Statement. Such risks, uncertainties and other factors include those risks described in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the SEC) and other subsequent documents we file with the SEC. The Company expressly disclaims any obligation to update or alter any statements whether as a result of new information, future events or otherwise, except as required by law.

Website References
Website references throughout this document are inactive textual references and provided for convenience only, and the content on the referenced websites is not incorporated herein by reference and does not constitute a part of the Proxy Statement.
Trademarks
Assertio, Zyla and Spectrum are registered trademarks of Assertio Holdings, Inc. Other names and brands may be claimed as the property of others.
Certain Stockholder Actions
For a description of stockholder derivative lawsuits involving one of our directors, refer to “Note 14. Commitments and Contingencies” to our consolidated financial statements included in our 2023 Annual Report on Form 10-K filed with the SEC on March 11, 2024.

GENERAL INFORMATION
Q:
Why am I receiving these materials?

A:
We have made these materials available to you in connection with our solicitation of proxies for use at the virtual Annual Meeting to be held on May 23, 2024 at 12:30 p.m. Central Time, and at any adjournments or postponements thereof. We invite you to attend the Annual Meeting online and request that you vote on the proposals described in this Proxy Statement.

Q:
How do I attend the virtual Annual Meeting?

A:
The Annual Meeting will be a virtual meeting conducted exclusively via live webcast starting at 12:30 p.m. Central Time. You will be able to attend the Annual Meeting online, submit your questions during the meeting and vote your shares electronically at the meeting by using the unique join link and password that will be emailed to you after you pre-register at https://www.viewproxy.com/asrt/2024. To pre-register for the virtual meeting, you will need a virtual control number, which for registered stockholders is included on your proxy card and for beneficial stockholders can be obtained by following the applicable instructions under “Do I need to pre-register to attend the Assertio Annual Meeting?” below. If you do not have a virtual control number, you may still call in to the virtual meeting and listen by telephone using the instructions provided under “Do I have the option to call in to the Company’s Annual Meeting instead of attending the live webcast?” below. Because the Annual Meeting is completely virtual and being conducted via live webcast, stockholders will not be able to attend the meeting in person. The Company is pleased to offer its stockholders a completely virtual Annual Meeting, which we believe enables stockholders to participate fully, and equally, from any location around the world. The Company is committed to ensuring that stockholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting. The Company will try to answer as many stockholder-submitted questions as time permits that relate to the proposals to be voted on at the Annual Meeting and comply with the Company’s Annual Meeting rules of conduct. However, the Company reserves the right to edit profanity or other inappropriate language, or to exclude questions that are not pertinent to meeting matters or that are otherwise inappropriate. If substantially similar questions are received, the Company will group such questions together and provide a single response to avoid repetition.

Q:
Do I need to pre-register to attend the Assertio Annual Meeting?

A:
Yes, any stockholder wishing to attend the virtual Annual Meeting must pre-register for the meeting before 11:59 p.m., Central Time, on May 22, 2024, by following these instructions, as applicable to the nature of your ownership of common stock:

•
If your shares are registered in your name with Continental Stock Transfer, the Company’s transfer agent, and you wish to attend the online-only virtual meeting, use the unique join link and password that will be emailed to you after you pre-register at https://www.viewproxy.com/asrt/2024. To pre-register for the virtual meeting, you will need a virtual control number, which is included on your proxy card.
•
Beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) who wish to attend the virtual meeting must obtain a legal proxy by contacting (at least five (5) business days prior to the meeting date) their account representative at the bank, broker, or other nominee that holds their shares and upload a copy (a legible photograph is sufficient) of their legal proxy when pre-registering for the virtual meeting at https://www.viewproxy.com/asrt/2024. Beneficial stockholders who upload a valid legal proxy while pre-registering will be issued a virtual control number that will allow them to complete the pre-registration process. Once you have pre-registered, you will receive a meeting invitation by email with your unique join link along with a password.

Q:
Do I have the option to call in to the Company’s Annual Meeting instead of attending the live webcast?

A:
Yes. Stockholders will also have the option to call in to the virtual meeting and listen by telephone (but will not be able to vote or ask questions) by calling:

Optional telephone access (listen-only):
(   )    -     (standard rates apply outside of the U.S. and Canada)
Passcode for telephone access:
[                 ]#
Q:
How do I submit questions for the Virtual Annual Meeting?

A:
Stockholders participating in the virtual meeting will be in a listen-only mode and will not be able to speak during the webcast. However, in order to maintain the interactive nature of the virtual meeting, virtual attendees are able to submit questions during the meeting through the virtual meeting portal by typing in the “Submit a question” box. You can also submit any questions during the pre-registration process, or by emailing the Company at corpgov@assertiotx.com.

Q:
Who do I contact if I am encountering difficulties pre-registering for the virtual meeting or attending the meeting online?

A:
If you encounter any difficulties pre-registering for the virtual meeting or accessing the meeting webcast during the check-in or meeting time, please email VirtualMeeting@viewproxy.com or call 866-612-8937.

Q:
What items will be voted on at the Annual Meeting?

A:
Stockholders will vote on the following items at the Annual Meeting:

1.
To elect the six nominees for director named in this Proxy Statement to serve until the 2025 Annual Meeting or until their successors are duly elected and qualified (Proposal 1);

2.
To approve an amendment and restatement of the Company’s Amended and Restated 2014 Omnibus Incentive Plan, including to increase the number of shares available for issuance thereunder (Proposal 2);

3.
To approve, on an advisory basis, the compensation paid to the Company’s named executive officers (Proposal 3);

4.
To approve an amendment to the Company’s Certificate of Incorporation to reflect recently adopted Delaware law provisions regarding officer exculpation (Proposal 4);

5.
To approve an amendment to the Certificate of Incorporation of Assertio Therapeutics, Inc., a wholly-owned subsidiary of the Company, to eliminate the pass-through voting provision (Proposal 5);

6.
To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024 (Proposal 6); and

7.
To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Q:
What are the Board of Director’s voting recommendations?

A:
The Board recommends that you vote “FOR” each of the director nominees and “FOR” each of the other proposals.

Q:
What should I do now in order to vote on the proposals to be voted on at the Company’s Annual Meeting?

A:
After carefully reading and considering the information contained in this Proxy Statement, please mark, sign and date the enclosed proxy card or the voting instruction form provided by your bank or broker and return it in the enclosed postage-paid envelope as soon as possible so that your shares may be represented at the Annual Meeting. You may also cast your vote by attending the virtual Annual Meeting or by voting your shares via the Internet or by telephone by following the instructions on your proxy card or voting instruction form.

Q:
Who is entitled to vote and how do I vote?

A:
Only holders of record of our common stock at the close of business on April 12, 2024 (the Record Date) are entitled to attend and to vote at the Annual Meeting. Each share is entitled to one vote on each matter presented at the Annual Meeting. Stockholders do not have cumulative voting rights. As of the Record Date, there were [      ] shares of common stock outstanding.

To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the virtual Annual Meeting. Stockholders of record may vote by one of the methods described above. All proxy cards received by the Company that are properly signed and have not been revoked will be voted in accordance with the instructions contained in the proxy cards. If a signed proxy card is received which does not specify a vote or an abstention, the shares represented by that proxy card will be voted in accordance with the Board’s recommendations. Beneficial owners may vote by telephone or online if their bank or broker makes those methods available, in which case the bank or broker will enclose the instructions with the proxy materials. For further instructions on voting, see your proxy card or voting instruction form. If you vote by proxy using the paper proxy card, by telephone or online, the shares represented by the proxy will be voted in accordance with your instructions. Please note, however, that if your shares are held in “street name” and you wish to vote at the Annual Meeting, you must obtain a legal proxy issued in your name from the broker, bank or other nominee of record. Without a valid proxy, beneficial holders cannot vote at the Annual Meeting because their brokerage firm, bank or other financial institution may have already voted or returned a broker non-vote on their behalf.
Q:
What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

A:
Stockholder of Record.   If your shares are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares, and we sent the proxy materials directly to you.

Beneficial Owner of Shares Held in Street Name.   If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account.
Q:
What if I submit a proxy and later change my mind?

A:
If you have given your proxy and later wish to revoke it, you may do so at any time before it is voted at the Annual Meeting by (a) delivering a proxy revocation or another duly executed proxy bearing a later date to Attn: Legal, Assertio Holdings, Inc., at 100 South Saunders Road, Suite 300, Lake Forest, Illinois 60045, (b) submitting new voting instructions online or by telephone or (c) attending the virtual Annual Meeting and voting online during the virtual meeting. Attendance at the virtual Annual Meeting will not revoke a proxy unless the stockholder actually votes online during the virtual meeting.
Q:
What happens if other matters are raised at the Annual Meeting?

A:
The Company is not aware, as of the date hereof, of any matters to be voted upon at the Annual Meeting other than those stated in this Proxy Statement and the accompanying Notice of Virtual Annual Meeting of Stockholders. If any other matters are properly brought before the Annual Meeting, the enclosed proxy card gives discretionary authority to the persons named as proxies to vote the shares represented by the properly executed proxy card in their discretion.

Q:
What constitutes a quorum?

A:
One-third of the outstanding shares of our common stock as of the Record Date, present online or by proxy and entitled to vote at the Annual Meeting, constitutes a quorum. Broker non-votes and abstentions will be counted for purposes of determining whether a quorum is present.

Q:
How is it determined whether a matter has been approved?

A:
Assuming a quorum is present, the approval of the matters specified in the Notice of Virtual Annual Meeting will be determined as follows:

•
For the election of directors in Proposal 1, each nominee will be elected if the number of votes cast for their election exceeds the number of votes cast against their election;

•
For approval of Proposals 2, 3 and 6, each proposal must receive the affirmative vote of a majority of the shares of our common stock, present online or by proxy and entitled to vote on the proposal; and

•
For approval of Proposals 4 and 5, each proposal must receive the affirmative vote of a majority of the total number of shares of common stock issued and outstanding as of the Record Date.

Q:
What are broker non-votes and abstentions?

A:
Broker non-votes occur when a broker has not received voting instructions from the beneficial owner of shares held in street name and the broker does not have discretionary authority to vote the shares or elects not to vote the shares. Abstentions occur when a stockholder who is either virtually present at the meeting or represented by proxy, affirmatively chooses not to vote on a proposal.

Q:
What effect does a broker non-vote or an abstention have?

A:
Broker non-votes and abstentions, if any, will be counted for purposes of determining whether a quorum is present. Broker non-votes and abstentions will have no effect on the outcome of the election of directors in Proposal 1 because broker non-votes and abstentions are not counted as votes cast for purposes of this proposal. Because the affirmative vote of the holders of a majority of the outstanding shares of our common stock is required to approve Proposals 4 and 5, broker non-votes and abstentions will count as votes against each of these proposals. Abstentions will have the same effect as a vote against each of the other matters to be voted on at the Annual Meeting, and broker non-votes will have no effect on such matters. In order to minimize the number of broker non-votes, we encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in this Proxy Statement.

Q:
Where can I find the voting results of the Annual Meeting?

A:
The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the Inspector of Election and published in a Current Report on Form 8-K, which we are required to file with the SEC on or before the fourth business day following the Annual Meeting.

Q:
Who is paying for the cost of this proxy solicitation?

A:
The proxy is solicited by the Board of Directors. The Company will pay all of the costs of soliciting proxies for the Annual Meeting. In addition to solicitation by mail, officers, directors and employees of the Company may solicit proxies personally, or by telephone, without receiving additional compensation. We have engaged Alliance Advisors, LLC to assist in the solicitation of proxies and provide related advice and information support, for a services fee and the reimbursement of customary disbursements, which are not expected to exceed $52,000 in the aggregate. The Company, if requested, will also pay brokers, banks and other fiduciaries that hold shares of common stock for beneficial owners for their reasonable out-of-pocket expenses of forwarding these materials to stockholders.

BOARD OF DIRECTORS AND DIRECTOR NOMINEES
The Bylaws of the Company provide for a board of directors (the Board) consisting of between five and nine directors. The number of directors currently authorized by resolution of the Board is seven. As previously disclosed on our Current Report on Form 8-K filed with the SEC on April 2, 2024, James L. Tyree has declined to stand for re-election at the Annual Meeting and, in accordance with our Bylaws, the Board has determined to decrease its size to six directors effective as of the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the six nominees named in the table below. Each nominee named in the table below is presently a director of the Company.
Each nominee, other than Sravan K. Emany, Sigurd C. Kirk and Dr. Jeffrey L. Vacirca, was elected to his or her present term by the stockholders of the Company at the 2023 Annual Meeting of Stockholders (the 2023 Annual Meeting). Subsequently, on July 31, 2023, the Company completed a merger (Spectrum Merger) with Spectrum Pharmaceuticals, Inc. (Spectrum) pursuant to an Agreement and Plan of Merger dated as of April 24, 2023 (the Merger Agreement). Upon the closing of the Spectrum Merger, pursuant to the terms of the Merger Agreement approved at the Special Meeting of Stockholders on July 27, 2023, the size of the Board was increased from five to six persons and Dr. Vacirca was appointed to the Board. On November 14, 2023, the size of the Board was increased to seven persons and Mr. Emany, who was identified by a third-party search firm, was appointed to fill the resulting vacancy. On January 24, 2024, Dan A. Peisert resigned as a director following his separation from service as President and Chief Executive Officer of the Company. On March 8, 2024, the Board appointed Mr. Kirk, who was identified by a non-employee director, to serve as a director of the Company, effective April 3, 2024, immediately following the expiration of his short-term consulting agreement with the Company which was entered into on January 2, 2024.
The present term of each of the directors named in the table below continues until the Annual Meeting and until his or her successor has been elected and qualified.
The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, retirement or removal.
Under our Corporate Governance Guidelines, directors will not be nominated for election to the Board after their 72nd birthday, except when the full Board determines that special circumstances exist. Although Peter D. Staple, our independent Chairman, will be age 72 at the time of the election at the Annual Meeting, our Board, on the recommendation of the Nominating and Corporate Governance Committee, has determined that special circumstances exist in this case in light of the Company’s ongoing leadership transition, and current business conditions. After taking into account the value Mr. Staple brings to the Board, including, without limitation, his leadership role, extensive knowledge of our industry and business, and relationships with management, the Board believes it is in the best interests of the Company and our stockholders to grant Mr. Staple a waiver from the retirement age requirement this year and nominate him for re-election to the Board at the Annual Meeting.
There are no family relationships among any of the Company’s directors or executive officers.
The name of and certain other information regarding each director nominee is set forth in the table below.
Name	Age	Principal Occupation	Director Since
Peter D. Staple	72	Former President and Chief Executive Officer, Corium, Inc.	2003
Sravan K. Emany	46	Senior Vice President and Chief Financial Officer, Ironwood Pharmaceuticals, Inc.	2023
Sigurd C. Kirk	57	Former Executive Vice President, Allergan plc	2024
Heather L. Mason	63	Interim Chief Executive Officer, Assertio Holdings, Inc.	2019
William T. McKee	62	Chief Executive Officer, MBJC Associates, LLC	2017
Jeffrey L. Vacirca	55	CEO and Chairman of the Board of New York Cancer & Blood Specialists	2023

Peter D. Staple has served as a director of the Company since November 2003. Mr. Staple served as President and Chief Executive Officer of Corium, Inc., a biopharmaceutical company focused on transdermal delivery systems and related technologies to address unmet medical needs from March 2008 to April 2019, and served as a member of the Corium, Inc., Board of Directors from 2008 through May 2020. Mr. Staple serves as a director and member of the audit, nominating and investment committees of K2X Technology and Life Science, Inc., a privately-held company focused on investment in early stage technology and life science businesses. He also currently serves on the Board of Directors of privately held Corsair Pharma, Inc. and Lygos, Inc. From 2002 to March 2008 he served as director, and from 2002 to November 2007 as Chief Executive Officer, of BioSeek, Inc., a privately-held drug discovery company (now Eurofins DiscoverX). From 1994 to 2002, Mr. Staple was a member of the senior executive team at ALZA Corporation (now part of Johnson & Johnson), where he was most recently Executive Vice President, Chief Administrative Officer and General Counsel. Prior to joining ALZA, Mr. Staple held the position of Vice President, Associate General Counsel for Chiron Corporation, a biopharmaceutical company (now part of Novartis). Mr. Staple previously served as Vice President and Associate General Counsel for Cetus Corporation, a biotechnology company. The Board considered Mr. Staple’s experience and expertise within the following areas relevant to the Company and its business in concluding that he should serve on the Board: Corporate Management; Corporate Governance; Strategic Transactions; Corporate Finance; Intellectual Property; and Board and Board committee experience. Mr. Staple holds a B.A. and a J.D. from Stanford University.
Sravan K. Emany has served as a director of the Company since November 2023 and has served as Senior Vice President and Chief Financial Officer of Ironwood Pharmaceuticals, Inc., a Nasdaq listed healthcare company, since December 2021. Prior to joining Ironwood, Mr. Emany served as Corporate Vice President, Commercial Excellence and Chief Strategy Officer of Integra LifeSciences Holdings Corporation, a publicly traded global healthcare company, from March 2020 until December 2021 and as Vice President of Strategy, Treasury and Investor Relations from February 2018 to March 2020. Prior to Integra, Mr. Emany served in various mergers and acquisitions investment banking roles at Bank of America and BofA Securities (formerly Bank of America Merrill Lynch) from September 2008 to February 2018, culminating in his service as managing director in the mergers and acquisitions group where he led numerous mergers and acquisitions in the healthcare sector. Mr. Emany also served in various other financial roles, including with Goldman Sachs Group and Morgan Stanley. The Board considered Mr. Emany’s experience and expertise within the following areas relevant to the Company and its business in concluding that he should serve on the Board: Financial Management; Mergers and Acquisitions; Corporate Strategy; and Corporate Management. Mr. Emany holds a B.A. in international relations from The Johns Hopkins University and an M.A. in international relations and international economics from The Johns Hopkins School of Advanced International Studies.
Sigurd C. Kirk was appointed to serve as a director of the Company, effective April 3, 2024, immediately following the expiration of his short-term consulting agreement with the Company which was entered into on January 2, 2024. Mr Kirk is a senior corporate business development executive with more than 20 years of pharmaceutical experience in the areas of branded biopharmaceutical, medical device and generic products. Since 2021, Mr. Kirk has served as a consultant and director to privately-held pharmaceutical companies and, from May 2021 to January 2024, served as a director and member of the audit committee of Aravive, Inc., a development stage oncology company. From 2009 until its acquisition by AbbVie Inc. in May 2020, Mr. Kirk held various positions at Allergan plc. (formerly Actavis), a pharmaceutical company. From May 2012 until May 2020, Mr. Kirk was Executive Vice President, Corporate Business Development at Allergan plc., where he was a member of the Executive Leadership Team. He was an integral member assessing development and commercial opportunities, leading due diligence, as well as negotiating and transacting key legal and financial terms. Mr. Kirk also served as Senior Vice President, Global Controller and Chief Accounting Officer for Barr Pharmaceuticals, Inc. from 2007 until 2009, after having served in positions of increasing responsibility at Barr from 2003. Mr. Kirk started his career at Deloitte & Touche as an Audit Manager, earning his CPA certification. The Board considered Mr. Kirk’s experience and expertise within the following areas relevant to the Company and its business in concluding that he should serve on the Board: Business Development, Acquisitions; Divestitures; Licensing Markets; Financial Planning & Analysis; and Board and Board committee experience. Mr. Kirk received his Bachelor of Business Administration degree from Pace University.

Heather L. Mason has served as a director of the Company since February 2019 and as the Company’s interim Chief Executive Officer since January 2024. Ms. Mason is a former senior executive of Abbott Laboratories, a multinational medical devices and health care company, having retired as Executive Vice President of Abbott Nutrition in October 2017, a role she held since April 2015. From June 2014 to April 2015, Ms. Mason served as Executive Vice President, Global Commercial Operations, prior to which she served as Senior Vice President of Abbott Diabetes Care from May 2008 to June 2014. Ms. Mason joined Abbott in 1990 and held a number of positions in Abbott’s U.S. pharmaceutical business. Prior to joining Abbott, Ms. Mason worked for Quaker Oats, FMC Corporation, and Commonwealth Edison. Ms. Mason serves as a director and member of the audit committee of Convatec Group PLC, a publicly-held medical device company. She also serves as a director and member of the audit and compensation committees of Immatics NV, a publicly- held biotechnology company. Ms. Mason also serves as a director and member of the compensation committee of Pendulum Therapeutics and as the chair of SCA Pharmaceuticals, LLC, both privately held. The Board considered Ms. Mason’s experience and expertise within the following areas relevant to the Company and its business in concluding that she should serve on the Board: Corporate and Executive Management; Operational and Strategic Planning; Corporate Leadership; and Board and Board Committee Experience. Ms. Mason holds a B.S.E. in Industrial Engineering from the University of Michigan and an M.B.A. from the University of Chicago.
William T. McKee has served as a director of the Company since March 2017. He currently serves as Chief Executive Officer of MBJC Associates, LLC, a business consulting firm serving pharmaceutical and biotech companies. Mr. McKee served as Chief Financial Officer of C4 Therapeutics, Inc., a biopharmaceutical company, from July 2020 until June 2021. Mr. McKee served as Chief Operating Officer and Chief Financial Officer for EKR Therapeutics, Inc., from July 2010 until June 2012 when EKR was sold to Cornerstone Therapeutics Inc. Until March 2010, Mr. McKee served as the Executive Vice President, Chief Financial Officer and Treasurer of Barr Pharmaceuticals, Inc., a subsidiary of Teva Pharmaceutical Industries Limited, and the successor entity to Barr Pharmaceuticals, Inc., which was acquired by Teva in December 2008. Mr. McKee was also Executive Vice President and Chief Financial Officer of Barr prior to its acquisition by Teva, after having served in positions of increasing responsibility at Barr from 1995 until its acquisition. Prior to joining Barr, Mr. McKee served as a Director of International Operations and Vice President Finance at Absolute Entertainment, Inc. from June 1993 until December 1994. From 1990 until June 1993, Mr. McKee worked at Gramkow & Carnevale, CPAs, and from 1983 until 1990, he worked at Deloitte & Touche. Mr. McKee serves as a Venture Partner for Cobro Ventures, a private investment firm focused on software and biotech, and a board member of two of its privately-held portfolio companies, NextRNA Therapeutics and Windgap Medical, Inc. He also serves as a board member of privately-held MedRhythms, Inc. From June 2019 to October 2023, Mr. McKee served as a director and chair of the audit committee of Aileron Therapeutics, Inc., a publicly-held biopharmaceutical company. From 2014 to June 2020, Mr. McKee served as a director and member of the audit and compensation committees of Agile Therapeutics, Inc., a publicly-held specialty biopharmaceutical company. From June 2020 to June 2023, Mr. McKee also served as a director of privately-held Vinci Therapeutics. The Board considered Mr. McKee’s experience and expertise within the following areas relevant to the Company and its business in concluding that he should serve on the Board: Corporate Management; Corporate Operations; Financial Management; Mergers and Acquisitions; Corporate Strategy; and Board and Board committee experience. Mr. McKee holds a B.S. from the University of Notre Dame and is NACD Directorship Certified® and also holds the CERT Certificate in Cyber-Risk Oversight from NACD.
Jeffrey Vacirca, MD, FACP has served as a director of the Company since he was appointed as a director in July 2023 pursuant to the terms of the Merger Agreement. Prior to the closing of the Spectrum Merger, Dr. Vacirca served as a director of publicly-held Spectrum Pharmaceuticals, Inc. from November 2018 through July 2023. Since 2008, Dr. Vacirca has served as CEO and Chairman of the Board of New York Cancer & Blood Specialists, a cancer care center specializing in hematology/oncology and medical oncology. Since 2011, he has served as President and Co-Founder of National Translational Research Group, a group focusing on non-clinical research, and, from 2012 to 2023, he served as a Medical Director and Strategic Advisor for the International Oncology Network specialty group at Amerisource Bergen, a pharmaceutical products company. Since 2018, he has served as the Medical Director of the Oncology Network Development at Mount Sinai Health Network and as an associate clinical professor at Icahn School of Medicine at Mount Sinai, New York, and, since 2008, as Lab Director for the Long Island Association for AIDS Care. Dr. Vacirca also serves on the board of directors of Annexus Health, OneOncology, PatientPoint and the

American Red Cross of Greater New York. From December 2020 to June 2022, Dr. Vacirca served as a director of BeyondSpring Inc., a publicly-held biopharmaceutical company. Dr. Vacirca is the immediate past president of the Community Oncology Alliance and continues to be a member of their executive committee. Dr. Vacirca has also served on the board of Scientific Advisory for Caris Life Sciences since 2014. He has also been part of early funding for various companies including Cedar, Thyme Care, and Sherpa Health. Dr. Vacirca co-founded Odonate Therapeutics, a publicly held pharmaceutical company in 2016 and served as a director until September 2019. Dr. Vacirca is the founder and Chairman of the Board of Directors of the New York Cancer Foundation, which provides financial assistance to patients undergoing treatment for cancer. Dr. Vacirca received a B.A. degree in human biology from the University at Albany and an M.D. degree from St. George’s University. The Board considered Dr. Vacirca’s experience and expertise within the following areas relevant to the Company and its business in concluding that he should serve on the Board: Clinical Expertise in Oncology; Healthcare and Pharmaceutical Industry Experience; and Board and Board Committee Experience.

CORPORATE GOVERNANCE
BOARD AND BOARD COMMITTEES
Board and Committee Meetings and Annual Meetings Attendance
Our Corporate Governance Guidelines provide that directors are expected to attend all scheduled Board and committee meetings and the annual meeting of stockholders. Each then-current director attended the 2023 Annual Meeting. The Board met 14 times during fiscal year 2023. In addition, the Audit Committee met ten times, the Compensation Committee met seven times and the Nominating and Corporate Governance Committee met four times. Each individual who served as a director during fiscal year 2023, other than Dr. Vacirca who was appointed as a director on July 31, 2023 pursuant to the terms of the Merger Agreement, attended 75% or more of each of (i) the total number of Board meetings held during the period of such member’s service and (ii) the total number of meetings of Committees on which such member served, if any, during the period of such member’s service.
Board Independence
Our Corporate Governance Guidelines require that at least two-thirds of the Board be independent directors, as defined under the rules of the Nasdaq Capital Market (Nasdaq). Based upon information requested from and provided by each director and nominee concerning his or her background, employment and affiliations, including the beneficial ownership of our capital stock by each non-employee director, the Board has determined that each of Messrs. Emany, Kirk, McKee and Staple and Dr. Vacirca is “independent” under the rules of Nasdaq. The Board has also determined that Mr. Tyree, who is not standing for re-election at the Annual Meeting, is “independent” under the rules of Nasdaq. Prior to becoming our interim Chief Executive Officer in January 2024, Ms. Mason was an “independent” director. The Board’s current expectation is that Ms. Mason’s employment with the Company will not last longer than one year and that, in accordance with Nasdaq rules, she will return to being an “independent” director after her service as interim Chief Executive Officer has concluded. The Board has also determined that each member of the Audit Committee and the Compensation Committee meets the applicable independence requirements for serving on such committees under the Nasdaq rules and SEC rules and regulations.
In determining that Mr. Kirk qualifies as an “independent director” as defined by the Nasdaq rules and satisfies the heightened independence standards for audit and compensation committees, the Board took into consideration the short-term consulting agreement between Mr. Kirk and the Company, pursuant to which he received less than $120,000 in compensation for his services (which was solely in the form of a stock option grant) and which agreement expired, and consulting services ceased, prior to the effective date of his appointment to the Board.
Board Leadership Structure
Our Corporate Governance Guidelines provide that the roles of Chief Executive Officer and Chairman of the Board should be separate and that the Chairman of the Board should be an independent director. The Board believes that separation of the roles of Chief Executive Officer and Chairman of the Board is the most appropriate structure for the Company because that structure allows the Chief Executive Officer to focus his or her energy on operational issues, particularly during our ongoing leadership transition, while the Chairman of the Board can focus on governance and other related issues, and enhances the independence of the Board. Currently, Mr. Staple, an independent non-employee director, serves as the Chairman of the Board and Ms. Mason serves as a director and the Company’s interim Chief Executive Officer. The Corporate Governance Guidelines adopted by the Board are posted on the Company’s website at www.assertiotx.com under the caption “Investors — Corporate Governance — Governance Documents.”
The Board believes that its programs for overseeing risk, as described below, would be effective under a variety of leadership frameworks. Accordingly, the Board’s risk oversight function did not significantly impact its selection of the current leadership structure.

The Board’s Role in Risk Oversight
The Board oversees the establishment and maintenance of the Company’s risk management processes. The Board’s role in the Company’s risk oversight process includes receiving regular updates from members of senior management on areas of material risk to the Company, including commercial sales, clinical and medical affairs, regulatory matters, research and development, supply chain, human resources, finance, legal and compliance, information management and technology, environmental, social and governance matters and strategic and reputational matters. The full Board (or the appropriate Committee in the case of risks that are under the purview of a particular Committee) receives these updates to enable it to understand the Company’s risk profile and the Company’s risk identification, risk management and risk mitigation strategies. When a Committee receives the update, unless all directors participated in the relevant Committee meeting, the Chairman of the relevant Committee provides an update on the discussion to the full Board at the next Board meeting. This enables the Board and its Committees to coordinate the risk oversight role.
The Board delegated primary responsibility for oversight of specific risks to its committees. Specifically, the Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk in the areas of financial reporting and internal controls, investment policy, tax planning, enterprise risk management, product and general liability insurance, compliance with applicable laws and regulations and related party transactions. The Audit Committee also discusses with management the Company’s policies and practices regarding information management policies and procedures, information systems and related infrastructure and cybersecurity risk management and back-up policies, practices and infrastructure, including, to the extent related to the Company’s financial reporting and accounting processes, insider trading and director and officer insurance. The Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks relating to the Company’s compensation plans, program and policies, benefit plans, succession planning and corporate culture, as well as oversight of other risks associated with the Compensation Committee’s responsibilities under its charter. The Nominating and Corporate Governance Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with matters overseen by the Nominating and Corporate Governance Committee, including corporate governance, director succession planning, reputational risk, political and charitable contributions and environmental and social responsibility, to the extent such risk arises from these topics.
Board Committees
The Board has established three standing committees: an Audit Committee; a Compensation Committee; and a Nominating and Corporate Governance Committee. Charters for the Company’s Audit, Compensation and Nominating and Corporate Governance Committees are posted on the Company’s website at www.assertiotx.com under the caption “Investors — Corporate Governance — Governance Documents.”
The members of each committee are appointed by the Board and serve until their successors are elected and qualified, unless they are earlier removed or resign. The Board has determined that the composition of each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee meet the requirements for independence under the applicable SEC rules and the listing standards of the Nasdaq applicable to each such committee. The table below indicates the current composition of each committee and the audit committee members determined by the Board to be “audit committee financial experts.”
Committee	Committee Chair	Additional Committee Members	Audit Committee Financial Experts
Audit	Sravan K. Emany	Sigurd C. Kirk William T. McKee Peter D. Staple	Sravan K. Emany Sigurd C. Kirk William T. McKee Peter D. Staple
Compensation	James L. Tyree	Sravan K. Emany Sigurd C. Kirk William T. McKee	—
Nominating and Corporate Governance	William T. McKee	Peter D. Staple	—

Audit Committee.   The Audit Committee has sole responsibility for appointing and terminating the Company’s independent registered public accounting firm. In addition, the Audit Committee assists the Board in its oversight responsibilities to stockholders, specifically with respect to:
•
the qualifications and independence of our independent registered public accounting firm and internal auditing function;

•
financial statements and related disclosure matters;

•
internal audit, internal controls and corporate risk management;

•
investment policies, and tax planning and strategies;

•
finance organization and operations;

•
information technology and information management security, and related policies and practices;

•
compliance, insider trading and related party transactions; and

•
other related matters.

Compensation Committee.   The Compensation Committee assists the Board in its oversight responsibilities to stockholders, specifically with respect to:
•
evaluating the performance of the Company against corporate goals and objectives relevant to executive management compensation approved by the Board;

•
in consultation with the Chairman of the Board, evaluating the CEO’s performance in light of corporate goals and objectives and any individual goals and objectives;

•
evaluating the performance of members of executive management (other than the CEO) in light of the CEO’s evaluation of their performance and the corporate and any individual goals and objectives;

•
recommending to the Board for approval CEO compensation based on the Compensation Committee’s evaluation;

•
reviewing and approving the compensation of executive management, other than the CEO, based on the Compensation Committee’s evaluation;

•
executive compensation disclosure, including, if applicable, by reviewing and discussing the Compensation Discussion and Analysis (CD&A) with Company management and, based on such review and discussion, making a recommendation to the Board regarding whether to include the CD&A in the Company’s proxy statement and/or Annual Report on Form 10-K;

•
overseeing, reviewing and approving inclusion of a compensation committee report, if applicable, in the Company’s proxy statement and/or Annual Report on Form 10-K pursuant to applicable securities rules and regulations;

•
compensation and benefit plans;

•
non-employee director compensation (including by reviewing periodically, and recommending to the Board for approval, the form and amount of compensation of non-employee directors of the Board for their service); and

•
risk oversight associated with the foregoing.

The Compensation Committee may delegate its authority and responsibilities to subcommittees consisting of two or more members of the committee. The committee may also delegate authority to review and approve the compensation of our employees to certain of our executive officers.
Nominating and Corporate Governance Committee.   The primary responsibilities of the Nominating and Corporate Governance Committee are:
•
identifying individuals qualified to become Board members, consistent with criteria approved by the Board, and selecting, or recommending that the Board select, the director nominees for the next annual meeting of stockholders, or in the case of a vacancy on the Board, recommending an individual to fill such vacancy;

•
reviewing and recommending to the Board the appropriate organizational and board leadership structure;

•
reviewing the adequacy of our corporate governance principles on a regular basis;

•
developing and recommending to the Board a set of corporate governance guidelines applicable to the Company;

•
overseeing the Board’s self-evaluation process, and providing the Board advice regarding Board succession;

•
recommending to the Board membership for each Board committee and any changes to the Board’s committee structure as it deems advisable; and

•
providing oversight of the risks associated with matters overseen by the Nominating and Corporate Governance Committee, including corporate governance, director succession planning, political and charitable contributions, and reputational risk to the extent such risk arises from these topics.

DIRECTOR NOMINATIONS
The information below describes the criteria and process that the Nominating and Corporate Governance Committee uses to evaluate candidates to the Board.
Criteria for Nomination to the Board of Directors; Process for Identifying and Evaluating Nominees.   Our Nominating and Corporate Governance Committee has adopted a Director Nomination Protocol (the Protocol) that, together with the Company’s Bylaws, describes in detail the process we use to fill vacancies and add new members to the Board. The Protocol is available at www.assertiotx.com under “Investors — Corporate Governance — Governance Documents,” as Appendix A to the Nominating and Corporate Governance Committee charter. Under the Protocol, in general, while there are no specific minimum qualifications for nominees, any candidate for service on the Board should possess the highest personal and professional ethics and be committed to representing the long-term interests of the Company’s stockholders. Director candidates should be committed to the Company’s core values (common purpose, integrity, teamwork, agility and accountability), and must strongly support the Company’s core purpose, which is to enhance the lives of the patients, families, physicians, payors and providers it serves. They must also bring to the Board a deep and wide range of experience in the business world, and diverse problem-solving talents. The Board should represent an appropriate/relevant mix of skills, industry experience, backgrounds, ages and diversity (inclusive of race, gender and ethnicity). Typically, Board members will be people who have demonstrated high achievement in business or another field, enabling them to provide strategic support and guidance for the Company. Particular areas of expertise sought include: corporate strategy and development; commercial sales and marketing; commercial operations and execution; corporate finance; financial and/or accounting expertise; organizational leadership, development and management; public company management and disclosure; and corporate risk assessment and management. Directors must also have an inquisitive and objective perspective, practical wisdom and mature judgment.
As part of the Nominating and Corporate Governance Committee’s goal of building a diverse Board, the Nominating and Corporate Governance Committee is committed to actively seeking out highly qualified diverse candidates (including women and minority candidates) to include in the pool from which Board nominees are chosen. The Nominating and Corporate Governance Committee assesses its effectiveness in achieving this goal as part of its annual assessment of the composition of the Board.
In evaluating nominees, the Nominating and Corporate Governance Committee and the full Board assess the background of each candidate in a number of different ways, including how the individual’s qualifications complement, strengthen and enhance those of existing Board members as well as the anticipated future needs of the Board. The Board also performs an annual self-evaluation, through which the members of the Board assess the Board’s performance and ways in which such performance can be improved. Directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively, and should be committed to serve on the Board for an extended period of time. The Company also will consider the candidate’s independence under applicable Nasdaq listing standards and the Company’s Corporate Governance Guidelines.

The Nominating and Corporate Governance Committee will identify potential candidates to recommend to the full Board, and a search firm may be engaged to identify additional candidates and assist with initial screening. If the Nominating and Corporate Governance Committee engages any such search firm, in furtherance of the Company’s goals set forth under above, the Nominating and Corporate Governance Committee will request that the search firm actively seek out highly qualified diverse candidates (including women and minority candidates) to include in the pool of potential candidates presented to the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee and the Chairman of the Board will perform the initial screening and oversee a review of the credentials of all candidates to identify candidates that they believe are best qualified to serve. The Chairman of the Nominating and Corporate Governance Committee, working with the Chairman of the Board, will obtain background and reference information, as appropriate, for the candidates under consideration. The Nominating and Corporate Governance Committee will review all available information concerning the candidates’ qualifications and, in conjunction with the Chairman of the Board, will identify the candidate(s) they believe are best qualified to serve on the Company’s Board. The members of the Nominating and Corporate Governance Committee, the CEO, and the Chairman of the Board (or the Chairman of the Board’s delegate from the Board) will meet with the leading candidates to further assess their qualifications and fitness, and to determine their interest in joining the Board. Following the meeting, the Board member participants and the Chairman of the Board will make a recommendation concerning the candidate to the Nominating and Corporate Governance Committee, which will consider whether to recommend the candidate to the full Board for election.
Director Candidates Recommended by Stockholders.   The Nominating and Corporate Governance Committee will consider candidates recommended by stockholders. The procedures that stockholders should use to nominate directors are provided in our Bylaws. For details on recommending a candidate for director or nominating a director, see “Other Matters — Stockholder Proposals” below. Stockholders should also provide such additional information as will allow the Nominating and Corporate Governance Committee to evaluate the candidate in light of the key principles listed above, including but not limited to information concerning the candidate’s commitment to the Company’s core values, personal and professional ethics, business experience and independence. The Nominating and Corporate Governance Committee may ask the candidate or the stockholder recommending the candidate to provide additional information at any time, and may conduct its own investigation of a candidate’s background, as the Nominating and Corporate Governance Committee deems appropriate under the circumstances. There are no differences in the manner of evaluation if the nominee is recommended by a stockholder.
BOARD DIVERSITY MATRIX
Board Diversity Matrix (As of April [ ], 2024)	Female	Male
Total Number of Directors	7
Part I: Gender Identity
Directors	1	6
Part II: Demographic Background
White	1	5
Asian	—	1
COMMUNICATIONS WITH DIRECTORS
The Company believes that communication between the Board, stockholders and other interested stakeholders is an important part of the Company’s corporate governance process. To this end, the Board has adopted Stockholder Communication Procedures that are available at www.assertiotx.com under the caption “Investors — Corporate Governance — Governance Documents” and that provide a process for stockholders to send communications to the Board, any individual director or the non-management directors as a group, through the Chairman. Communications may be sent in writing or by email to: Chairman of the Board, Assertio Holdings, Inc., c/o General Counsel, 100 South Saunders Road, Suite 300, Lake Forest, Illinois 60045, email: corpgov@assertiotx.com.

The Corporate Secretary will act as agent for the independent Chairman in facilitating direct communications to the Board. The Corporate Secretary will review, sort and summarize the communications. The Corporate Secretary will not, however, “filter out” any direct communications from being presented to the independent Chairman without instruction from the independent Chairman, and in such event, any communication that has been filtered out will be made available to any non-employee director who asks to review it. The Corporate Secretary will not make independent decisions with regard to what communications are forwarded to the independent Chairman. The Corporate Secretary will send a reply to the sender of each communication acknowledging receipt of the communication.
CODE OF ETHICS
The Board has adopted a Code of Business Conduct and Ethics (the Code of Ethics) that applies to all of the Company’s employees, officers and directors, including its principal executive officer and its principal financial officer or persons performing similar functions. A copy of the Code of Ethics is available on the Company’s website at www.assertiotx.com under the caption “Investors — Corporate Governance — Governance Documents” and any amendments to or waivers of the Code of Ethics will be posted to such website. We intend to disclose future amendments to certain provisions of the Code of Ethics, and any waivers of the Code of Ethics granted to executive officers and directors, on the website within four business days following the date of the amendment or waiver to the extent required by applicable rules.
ENVIRONMENTAL, SOCIAL AND GOVERNANCE MATTERS
As a pharmaceutical company, we have identified the following environmental, social and governance matters, by category, as among the most important to our business.
Environmental
•
We are committed to identifying and managing any environmental risks applicable to our business.

•
We have policies related to the proper handling of materials.

•
We value our natural resources and work with contractors in our supply chain who are subject to numerous rules and regulations aligned with these values.

•
Our product quality team oversees product safety, quality and compliance.

Social
•
We encourage diversity and inclusiveness in our workplace.

•
We seek to employ diverse and talented individuals as employees and develop them to their fullest potential.

•
We seek to offer our employees highly competitive compensation and benefit packages to retain them for the long term.

Governance
•
We are committed to maintaining a strong corporate governance program which we believe reflects best practices. The Board’s Corporate Governance Guidelines (posted on the Company’s website at www.assertiotx.com) address, among other matters, the Board’s composition and structure, responsibilities, retirement policy, meeting procedures, its role in leadership development and general committee matters.

•
We are committed to building a diverse Board and actively seek out highly qualified diverse candidates (including women and minority candidates) to include in the pool from which Board nominees are chosen.

•
We require our employees to act responsibly in compliance with applicable laws, rules and regulations and to conduct dealings with patients, medical professionals, and the Company’s customers, suppliers and competitors fairly, honestly and with integrity.

•
We provide regular training to our employees that supports their ability to act responsibly in compliance with applicable laws and standards.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding beneficial ownership of the Company’s common stock as of April 5, 2024 (or for information based on filings with the SEC as of the dates specified below) by (a) each person known to the Company to beneficially own more than 5% of the outstanding shares of the Company’s common stock, (b) each director and director nominee, (c) each named executive officer (NEO) and (d) all current directors and executive officers as a group. The information in this table is based solely on statements in filings with the SEC or other information made available to the Company that is deemed reliable.
Name of Beneficial Owner(1)	Aggregate Number of Shares of Common Stock(2)	Number Subject to Convertible Securities Exercisable Within 60 days(2)	Percentage of Common Stock(2)
Nantahala Capital Management, LLC(3).	7,619,440	—	8.0%
BlackRock, Inc.(4).	6,574,483	—	6.9%
Armistice Capital, LLC(5)	5,800,000	—	6.1%
The Vanguard Group(6)	4,878,543	—	5.1%
Heather L. Mason	156,456	149,598(7)	*%
Ajay Patel	133,254	486,659(8)	*%
Paul Schwichtenberg	103,924	486,659(8)	*%
Daniel A. Peisert(9)	607,457	1,776,813(10)	2.5%
Sravan K. Emany	—	—	*%
Sigurd C. Kirk	—	118,702(11)	*%
William T. McKee	12,334	202,569(12)	*%
Peter D. Staple	280,496(13)	51,255(14)	*%
James L. Tyree	157,057	39,636(15)	*%
Jeffrey L. Vacirca	52,642	—	*%
All current directors and executive officers as a group (10 persons)	1,007,292	2,056,752(16)	3.2%

*
Less than one percent

(1)
Except as otherwise indicated, the address of each beneficial owner listed in the table is Assertio Holdings, Inc., 100 South Saunders Road, Suite 300, Lake Forest, Illinois 60045.

(2)
Beneficial ownership of shares is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power, or of which a person has the right to acquire ownership within 60 days of the date of this table. Percentage ownership is based on 95,122,178 shares of the Company’s common stock outstanding as of the date of this table. Shares of common stock subject to stock options, restricted stock units and warrants vesting within 60 days of the date of this table are deemed to be outstanding and beneficially owned for purposes of computing the percentage ownership of such person but are not treated as outstanding for purposes of computing the percentage ownership of other persons. To our knowledge and subject to applicable community property rules, and except as otherwise noted, each person or entity has sole voting and investment power with respect to the shares shown. Unless otherwise noted, none of the shares shown as beneficially owned on this table are subject to pledge.

(3)
As reported on a Schedule 13G filed with the SEC on February 14, 2024, Nantahala Capital Management, LLC (Nantahala) beneficially owned 7,619,440 shares of the Company’s common stock as of December 31, 2023. Nantahala and its managing members, Wilmot B. Harkey and Daniel Mack, each have shared voting and dispositive power with respect to such shares. The address of the Nantahala and Messrs. Harkey and Mack is 130 Main St, 2nd Floor, New Canaan, Connecticut 06840.

(4)
As reported on a Schedule 13G filed with the SEC on January 26, 2024, BlackRock, Inc. beneficially owned 6,574,483 shares of the Company’s common stock as of December 31, 2023. Of such shares, BlackRock, Inc. has sole voting power with respect to 6,455,106 shares and sole dispositive power with respect to 6,574,483 shares. The address of BlackRock, Inc. is 50 Hudson Yards, New York, New York 10001.

(5)
As reported on a Schedule 13G/A filed with the SEC on February 14, 2024, Armistice Capital, LLC (Armistice Capital) beneficially owned 5,800,000 shares of the Company’s common stock as of December 31, 2023. Armistice Capital and its managing member, Steven Boyd, each have shared voting and dispositive power with respect to such shares. Armistice Capital is the investment manager of Armistice Capital Master Fund Ltd. (the Master Fund), the direct holder of such shares, and pursuant to an Investment Management Agreement, Armistice Capital exercises voting and investment power over the securities of the Company held by the Master Fund and thus may be deemed to beneficially own the securities of the Company held by the Master Fund. Mr. Boyd, as the managing member of Armistice Capital, may be deemed to beneficially own the securities of the Company held by the Master Fund. The Master Fund specifically disclaims beneficial ownership of the securities of the Company directly held by it by virtue of its inability to vote or dispose of such securities as a result of its Investment Management Agreement with Armistice Capital. The address for Armistice Capital and Mr. Boyd is 510 Madison Avenue, 7th Floor, New York, New York 10022.

(6)
As reported on a Schedule 13G filed with the SEC on February 13, 2024, The Vanguard Group beneficially owned 4,878,543 shares of the Company’s common stock as of December 29, 2023. Of such shares, The Vanguard Group has sole dispositive power with respect to 4,806,999 shares, shared voting power with respect to 40,565 shares and shared dispositive power with respect to 71,544 shares. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(7)
Includes (a) 118,404 shares underlying stock options that are currently exercisable or exercisable within 60 days and (b) 31,194 restricted stock units that are scheduled to vest within 60 days.

(8)
Includes (a) 448,642 shares underlying stock options that are currently exercisable or exercisable within 60 days and (b) 38,017 restricted stock units that are scheduled to vest within 60 days.

(9)
The amounts listed in this table for Mr. Peisert, the Company’s former President and Chief Executive Officer, are based on information available to the Company as of January 24, 2024, the date Mr. Peisert executed a waiver and release agreement in connection with his separation from service.

(10)
Includes 1,776,813 shares underlying stock options that are currently exercisable during Mr. Peisert’s post-separation stock option exercise period.

(11)
Includes 118,702 shares underlying stock options that are currently exercisable.

(12)
Includes (a) 11,138 shares underlying stock options that are currently exercisable or exercisable within 60 days and (b) 226,446 restricted stock units of which 195,252 are deferred until retirement and 31,194 are scheduled to vest within 60 days.

(13)
Includes 3,475 shares of common stock held in trust.

(14)
Includes (a) 10,165 shares underlying stock options that are currently exercisable or exercisable within 60 days and (b) 41,090 restricted stock units of which 9,896 are deferred until retirement and 31,194 (all of which have been deferred until retirement) are scheduled to vest within 60 days.

(15)
Includes (a) 8,442 shares underlying stock options that are currently exercisable or exercisable within 60 days and (b) 31,194 restricted stock units that are scheduled to vest within 60 days.

(16)
Includes (a) 1,612,777 shares underlying stock options that are currently exercisable or exercisable within 60 days and (b) 443,975 restricted stock units that deferred until retirement and/or scheduled to vest within 60 days.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Policies and Procedures for Related Party Transactions
The Board has adopted a written Policy Regarding Transactions with Related Persons (the Related Persons Policy), which is administered by the Company’s Audit Committee. The Related Persons Policy applies to any transaction or series of transactions in which the Company or a subsidiary is a participant, the amount involved exceeds $120,000 and a Related Person to the Company (as defined in Item 404(a) of SEC Regulation S-K) has a direct or indirect material interest; provided, however, the Board has determined that certain transactions not required to be reported pursuant to Item 404(a) of SEC Regulation S-K are not considered to be transactions covered by the Related Persons Policy. Under the Related Persons Policy, a related party transaction must be reported to the Company’s legal department and be reviewed and approved or ratified by the Company’s Audit Committee in accordance with the terms of the Related Persons Policy, prior to the effectiveness or consummation of the transaction, whenever practicable. The Company’s Audit Committee reviews all relevant information available to it about the potential related party transaction. The Company’s Audit Committee, in its sole discretion, may impose such conditions as it deems appropriate on the Company or the Related Person in connection with the approval of the related party transaction. The Company also polls its directors and executive officers on a quarterly basis with respect to related party transactions and their service as an officer or director of other entities. The brother-in-law of our Chief Commercial Officer, Paul Schwichtenberg, served as Senior Manager-Operations through November 30, 2023 and, thereafter, as Associate Director-Operations. In such capacities, he earned above the $120,000 reporting threshold in 2023, commensurate with similarly situated employees of the Company. Otherwise, there were no transactions since January 1, 2022, or any currently proposed transactions, that require disclosure as a related party transaction.
Anti-Hedging and Anti-Pledging Policy
The Company’s Insider Trading Policy covers all Company officers, employees, directors and designated consultants. All trading transactions are required to be precleared by the Company’s General Counsel. Specifically, the Company’s policy prohibits the following relating to Company securities:
•
Speculative trading such as short sales, “sale against the box” or any equivalent transactions

•
Hedging transactions such as “cashless” collars, forward sales, equity swaps and other similar instruments

•
Pledging shares

•
Purchasing stock “on margin”

•
Trading during blackout periods

EXECUTIVE OFFICERS
The Company’s executive officers are set forth in the table below. Biographical information for Ms. Mason is set forth above under “Board of Directors and Director Nominees.”
Name	Age	Position
Heather L. Mason*	63	Interim Chief Executive Officer and Director
Ajay Patel	40	Senior Vice President and Chief Financial Officer
Paul Schwichtenberg	53	Senior Vice President and Chief Commercial Officer
Sam Schlessinger	42	Senior Vice President and General Counsel

*
Effective January 2, 2024, Daniel A. Peisert separated from service as President and Chief Executive Officer of the Company and director Heather L. Mason was appointed to serve as the Company’s Interim Chief Executive Officer while the Board of Directors conducts a search for a successor Chief Executive Officer.

Ajay Patel has served as Senior Vice President and Chief Financial Officer since November 2023, prior to which he served as Senior Vice President and Chief Accounting Officer from March 2021 and as Vice President, Controller from July 2019 when he joined the Company. Prior to joining the Company, from February 2018 to July 2019 he served as Director, Technical Accounting & Accounting Policy at US Foods, a food service distributor, where he was responsible for establishing and maintaining company-wide accounting policies. From June 2006 to February 2018, Mr. Patel served at Ernst & Young LLP (Ernst & Young), a multinational professional services network, in various roles of increasing responsibility in its Assurance practice leading financial statement audits of strategic key clients. Mr. Patel holds a B.S. degree in Finance from the University of Illinois, a Masters degree in accounting from the University of Virginia and is a certified public accountant (CPA).
Paul Schwichtenberg has served as Senior Vice President and Chief Commercial Officer since February 2024, prior to which he served as Senior Vice President, Commercial Pricing, Analytics and Distribution from November 2023, as Senior Vice President, Chief Financial Officer from March 2021, and as Vice President, Finance from April 2018 when he joined the Company. Prior to joining the Company, he served as Director of Pricing and Planning for AbbVie, a biopharmaceutical company, from October 2013 to April 2018 where he led the U.S. Commercial Pricing Team. Prior to this, Mr. Schwichtenberg served as Controller for Radio Flyer, Inc., a consumer products company, from October 2010 to October 2013. From 2000 to October 2010, Mr. Schwichtenberg served at Takeda Pharmaceuticals in various roles of increasing responsibility, most recently as Senior Director and Controller. Prior to entering the pharmaceutical industry, he served as a senior auditor at Wolf & Company LLP. Mr. Schwichtenberg holds a B.S. degree in Business Administration from Roosevelt University and is a certified public accountant (CPA).
Sam Schlessinger has served as Senior Vice President and General Counsel since July 2021, and became an executive officer of the Company in March 2022. Mr. Schlessinger previously served as the Company’s Vice President, Legal from February 2021 through June 2021 and as Senior Counsel from May 2020 to February 2021. Prior to joining the Company, Mr. Schlessinger provided outsourced corporate and securities legal services to the Company from 2019 to 2020 through Axiom Law. Prior to that, he served as a corporate partner at Dentons LLP from 2015 to 2018, where he advised public and privately- held clients in mergers and acquisitions, buyouts and recapitalizations, and securities transactions; a corporate associate at Dentons LLP from 2012 to 2015; and a corporate associate at McDermott Will & Emery LLP from 2006 to 2012. Mr. Schlessinger holds a B.A. degree in Mathematics from Pomona College and a Juris Doctorate from the University of Illinois.

EXECUTIVE COMPENSATION
EXECUTIVE SUMMARY
2023 Key Business Results
During fiscal 2023, the Company continued to advance its commercial model and diversify its asset base with the acquisition of Spectrum. Management and the Board believed that this focus would best position the Company for future sustainable value creation. The Company notes the following key results for fiscal 2023:
•
Delivered full year product sales of $149.5 million.

•
Reported full year GAAP net loss of $(331.5) million and non-GAAP adjusted EBITDA of $67.7 million*.

•
Generated $49.6 million in operating cash flow.

•
Completed the Spectrum Merger and its key asset Rolvedon®, diversifying the Company’s asset base and entering the oncology marketplace.

For 2023, management established three key priorities. The highlights of fiscal 2023 align with these priorities, as further described below:
1.
To continue to build and prove the value of our commercial platform:   The Company continued to deliver sales through its non-personal platform across its asset base, utilizing digital tools to generate awareness and prescriber activity for key assets. In 2023 the Company subsequently integrated an in-person oncology commercial contracting, access and sales team related to the Spectrum Merger, diversifying and expanding its commercial capabilities.

2.
To maintain Indocin and execute on the Indocin Life Cycle Management initiatives:   The Company aligned its commercial efforts to maximize Indocin net product sales through more favorable channels. As a result of the feedback from the FDA and the entry of an Indocin generic competitor in August 2023, the Company de-prioritized its Indocin Life Cycle Management initiatives.

3.
To execute on our M&A plans to diversify and create future growth opportunities for the business:   The Company announced the entry into the Merger Agreement to acquire Spectrum in April 2023 via an all-stock transaction, which subsequently closed on July 31, 2023. The acquisition included the Rolvedon asset, enabling the Company to enter the oncology marketplace with an FDA authorized novel, non-biosimilar G-CSF asset.

*
Adjusted EBITDA is a non-GAAP financial measure. For a discussion of this measure and for reconciliation to the most directly comparable GAAP measure, see Appendix A to this Proxy Statement.

Stockholder Engagement and Say-on-Pay
We believe that regular, transparent communications with our stockholders are essential to our long- term success. We value the opinions of our stockholders, and we are committed to building and maintaining a robust stockholder engagement program to solicit feedback and encourage open and transparent honest discussion about our Company and our executive compensation and governance programs.
We engage with our stockholders in a variety of ways, including soliciting direct feedback on specific matters, active participation in equity conferences and investor events across the United States and through frequent meetings with stockholders, prospective stockholders, and investment analysts. These meetings regularly include our Chief Executive Officer and Chief Financial Officer.
As part of our engagement efforts, we seek to provide our investors with insight into our business and practices, answers to their questions, and responses to the valuable insight and feedback they share. We also review and discuss stockholder feedback internally to help ensure we are proactively assessing and informing our policies, programs, and areas of focus, as well as balancing the priorities of our stockholders.

Over the course of 2023 and early 2024, as part of our outreach and engagement efforts, we have engaged with stockholders across varying position sizes and classification. In the course of those conversations, the Company has addressed executive compensation, corporate governance, and other matters relevant to these audiences. Through these engagements, we seek to provide stockholders and potential stockholders with an overview of our Company, answers to questions, responses to feedback, and context and insight into our practices.
Finally, as part of this process, the Compensation Committee retains Pearl Meyer, a leading independent compensation consulting firm, to maintain insight on current pay practices and ensure that our approach effectively balances competitive market practices, stockholder expectations, best-practice governance standards and our business strategy. We continue to closely monitor and evaluate the elements of these programs in an effort to align the interests of our executive team with the interests of our stockholders and to address material matters that our stockholders raise.
What Guides Assertio’s Program
Executive Compensation Philosophy
The Company strives to align executive compensation with business results and stockholder interests. In this spirit, the Company offers a competitive compensation program that allows its NEOs to share in its financial success when they deliver performance that helps achieve short- and long-term corporate goals and increases in stockholder value. On an overall basis, target total compensation for the Company’s NEOs is calibrated to the market median of a blend of its peer group and size-appropriate survey data from the life sciences industry. Certain executives may be above or below the market median depending on their individual experience level and the value of their role to the organization. In addition, the majority of compensation for all NEOs is in the form of long-term incentive compensation and therefore earned compensation can be above or below target depending on the Company’s performance.
SUMMARY COMPENSATION TABLE
The following table sets forth information concerning compensation earned for services rendered to the Company by each of our named executive officers for fiscal years 2023 and 2022, as applicable, as determined in accordance with applicable SEC rules.
Name & Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Options Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Danie1 A. Peisert Former President & Chief Executive Officer	2023	612,630	137,500	1,066,065	999,845	424,549	23,400	3,263,989
	2022	589,990	137,500	2,095,817	1,717,937	1,427,865	24,709	5,993,818
Ajay Patel(5) Senior Vice President, Chief Financial Officer	2023	362,512	22,125	266,516	249,962	131,051	23,100	1,055,266
	2022	349,115	22,125	747,954	609,484	342,583	28,192	2,099,453
Paul Schwichtenberg(6) Senior Vice President, Chief Commercial Officer	2023	373,155	44,250	266,516	249,962	132,363	23,880	1,090,127
	2022	359,365	44,250	747,954	609,484	354,266	22,998	2,138,318

(1)
Reflects cash awards paid to each named executive officer pursuant to the Company’s Long-Term Incentive Awards, which were granted in February 2020 and vest on each of the first three anniversaries of the grant date assuming continued employment through the applicable vesting date.

(2)
The amounts shown in the Stock Awards and Option Awards columns represent the grant date fair value of stock options and restricted stock units (including for 2022, the NEOs’ performance-based stock options and performance-based restricted stock units, which vested on May 12, 2023, and were partially cash settled at the election of the Compensation Committee), determined in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718.

The assumptions made in the valuation reflected in these columns are set forth in the following notes to the Company’s Consolidated Financial Statements:
For Stock and Option Awards Granted in Fiscal Year	Consolidated Financial Statements	Included with Form 10-K Filed:	Note
2023	December 31, 2023	March 11, 2024	17
2022	December 31, 2022	March 08, 2023	15

(3)
Reflects amounts paid to each named executive officer pursuant to the Company’s annual cash bonus plan which pays out to participants based on levels of performance against corporate financial metrics and corporate business process goals, as well as individual goals if applicable (as discussed in “—Narrative to Summary Compensation Table — 2023 Performance Measures” below). Amounts listed for 2022 also include payment of the following one-time cash retention bonuses: In 2022, as part of the Company’s Retention Bonus Plan, a time bound plan which expired in September 2022, (i) Mr. Peisert received a special one-time cash retention bonus equal to 50% of his 2021 annual cash bonus, and (ii) Messrs. Patel and Schwichtenberg each received a special one-time cash retention bonus equal to 75% of their respective 2021 annual cash bonus for continued employment with the Company as of September 15, 2022.

(4)
For 2023, amounts reflect $22,500 in Company 401(k) match and life insurance premiums. The Company provides the named executive officers with health, medical and other non-cash benefits generally available to all salaried employees, which are not included in these columns pursuant to SEC rules.

(5)
Amounts paid to Mr. Patel during 2023 reflect compensation in his role as Senior Vice President, Chief Accounting Officer from January 1, 2023, through November 8, 2023, and Senior Vice President, Chief Financial Officer from November 9, 2023, through December 31, 2023. Amounts paid to Mr. Patel during 2022 reflect compensation paid in his role as Senior Vice President, Chief Accounting Officer.

(6)
Amounts paid to Mr. Schwichtenberg during 2023 reflect compensation in his role as Senior Vice President, Chief Financial Officer from January 1, 2023, through November 8, 2023, and Senior Vice President, Commercial Pricing, Analytics and Distribution from November 9, 2023, through December 31, 2023. Amounts paid to Mr. Schwichtenberg during 2022 reflect compensation paid in his role as Senior Vice President, Chief Financial Officer. Effective February 7, 2024, Mr. Schwichtenberg was promoted to Senior Vice President, Chief Commercial Officer.

Narrative to Summary Compensation Table
Annual Cash Bonus Opportunity
To tie a significant portion of their annual cash compensation to actual performance, each NEO is eligible for a cash bonus award under the Company’s annual bonus plan, based on the achievement of the financial and business process goals for the Company and, if applicable, each executive’s individual goals.
A target annual bonus opportunity is established annually and may be adjusted from time to time by the Compensation Committee in connection with an NEO’s promotion or performance. The table below shows the 2023 target annual cash bonus opportunities for each of the NEOs.
NEO	Base Salary	Target Bonus Opportunity (As a % of Salary)
Daniel A. Peisert	$616,583	110%
Ajay Patel	$364,851	45%
Paul Schwichtenberg.	$375,563	45%
2023 Performance Measures
The Company’s annual bonus plan pays out to participants based on levels of performance against corporate financial metrics (weighted 65%) and corporate business process goals (weighted 35%) reviewed by the Compensation Committee. The combination of corporate financial metrics and corporate business process goals (collectively, the “Corporate Goals”) ensures that the Company has the right balance between accountability to annual financial goals and support for our business strategy. For 2023, the bonus plan was split into the first part of 2023, encompassing January 1, 2023 to July 31, 2023 (the First Part of 2023), and the second part of 2023, encompassing August 1, 2023 to December 31, 2023 (the Second Part of 2023) to reflect the impact of the Spectrum Merger which closed July 31, 2023.
The Corporate Goals for the First Part of 2023 and Second Part of 2023, respectively, are set forth in the following table:
First Part of 2023		Second Part of 2023
Corporate Performance Metric	Weighting	Corporate Performance Metric	Weighting
Sympazan and Otrexup Net Sales and Volume(1)	20%	Sympazan and Otrexup Net Sales and Volume(1)	20%
Sympazan Net Sales for 2023	5%	Sympazan Net Sales for 2023	5%
Sympazan Volume for 2023	5%	Sympazan Volume for 2023	5%
Otrexup Net Sales for 2023	5%	Otrexup Net Sales for 2023	5%
Otrexup Volume for 2023	5%	Otrexup Volume for 2023	5%
Adj. Operating Cash Flow for the First Part of 2023(2)	30%	Adj. Operating Cash Flow for the Second Part of 2023(2)	30%
Acquired Annualized Gross Profit(3)	15%	Spectrum Deal Model(4)	15%
Total Corporate Financial Goals	65%	Total Corporate Financial Goals	65%
Indocin Volume Retention Goal	20%	Indocin Erosion Volume Goal	20%
Indocin Clinical Goal	15%	Spectrum Integration	15%
Total Corporate Business Process Goals	35%	Total Corporate Business Process Goals	35%

(1)
The Sympazan and Otrexup Net Sales and Volume goals were measured on a full year basis as discussed below.

(2)
Adjusted Operating Cash Flow is defined as operating cash flow for the relevant period adjusted for the impact of transaction costs associated with the Spectrum Merger less any Indocin royalty payments.

(3)
Acquired Annualized Gross Profit is defined as gross profit acquired in the Spectrum Merger based on performance during the 12-month period Q4 2022 through Q3 2023.

(4)
The Spectrum deal model goal consists of revenue and contribution margin goals that are based on the deal model established by the Company prior to the consummation of the Spectrum Merger.

The CEO’s bonus opportunity for 2023 is based entirely on the achievement of the Corporate Goals, and the Corporate Goals for the other NEOs are weighted 70%, with the remaining 30% based on the achievement of individual goals as discussed below.
For 2023, the Company used Sympazan and Otrexup Net Sales and Volume and Adjusted Operating Cash Flow as the primary financial performance measures because they provide a reliable indicator of the strength of its overall financial results.

The Sympazan and Otrexup Net Sales goals were scored on a full year basis as follows:
Sympazan Net Sales (5% Weighting)			Otrexup Net Sales (5% Weighting)
Performance Level	Payout Percentage*	Actual Result	Performance Level	Payout Percentage*	Actual Result
Less than $9.7M	0%	$9.9M (88% Payout)	Less than $11.2M	0%	$12.0M (75% Payout)
$9.8M (97.5% of Target)	88%		$11.8M (95% of Target)	75%
$10.0M (100% of Target)	100%		$12.5M (100% of Target)	100%
$12.0M (120% of Target)	200%		$15.0M (120% of Target)	200%

*
If actual achievement levels are between threshold, target, or maximum performance levels, payouts are made based on the highest level actually achieved; adjustments are not made for achievement between performance levels.

The Sympazan and Otrexup Volume goals (5% weighting each) were also scored on a full year basis. The Company does not disclose the specific targets or actual results related to these goals due to potential competitive harm, but the Compensation Committee believes that achievement of the target goal was challenging and would have required substantial performance. The Committee evaluated performance with respect to the Sympazan and Otrexup Volume goals at the end of the year and determined that 98.5% and 98.8% of target was achieved, respectively, resulting in both cases in an 88% payout percentage.
First Part of 2023:
Performance and associated payout levels for each Corporate Goal for the First Part of 2023 (other than the Sympazan and Otrexup Net Sales and Volume goals which were scored on a full year basis as described above) are provided below:
Adjusted Operating Cash Flow for the First Part of 2023* (30% Weighting)			Acquired Annualized Gross Profit* (15% Weighting)
Performance Level	Payout Percentage**	Actual Result	Performance Level	Payout Percentage**	Actual Result
Less than $26.6M	0%	$28.5M (75% Payout)	Less than $22.4M	0%	$45.7M (150% Payout)
$28.0M (95% of Target)	75%		$22.4M (70% of Target)	50%
$29.5M (100% of Target)	100%		$32.0M (100% of Target)	100%
$35.4M (120% of Target)	200%		$40.0M (125% of Target)	150%

*
Adjusted Operating Cash Flow is defined as operating cash flow for the relevant period adjusted for the impact of transaction costs associated with the Spectrum Merger less any Indocin royalty payments. Acquired Annualized Gross Profit is defined as gross profit acquired in the Spectrum Merger based on performance during the 12-month period Q4 2022 through Q3 2023.

**
If actual achievement levels are between threshold, target, or maximum performance levels, payouts are made based on the highest level actually achieved; adjustments are not made for achievement between performance levels.

With respect to corporate business process goals (35% of overall Corporate Goals bonus payout for each NEO), the Compensation Committee assesses performance relative to the predetermined goals and weightings and applies a scoring that can range between 0-100%. For the First Part of 2023, the corporate business process goals were scored at 0%. For the First Part of 2023, the corporate business process goals were:
Indocin Volume Retention Goal	(20% of overall Corporate Goals bonus for NEOs)
Indocin Clinical Goal	(15% of overall Corporate Goals bonus for NEOs)

With respect to individual goals (30% of overall bonus payout for NEOs excluding the CEO), the Compensation Committee assesses performance relative to the predetermined goals and weightings and applies an “individual goals payout multiplier” based on that assessment. The individual goals payout percentages can range between 0-130%. For the First Part of 2023, the individual metrics, for each NEO named below, were as follows:
NEO	Individual Goals (30% Weighting)
Ajay Patel	Financial Reporting Enhancements Assertio Distribution Set-up Business Development Support Financial Management
Paul Schwichtenberg	Assertio Distribution Set-up Commercial Strategy Financial Management Business Development Support
Second Part of 2023:
Performance and associated payout levels for each Corporate Goal for the Second Part of 2023 (other than the Sympazan and Otrexup Net Sales and Volume goals which were scored on a full year basis as described above) are provided below:
Adjusted Operating Cash Flow for the Second Part of 2023* (30% Weighting)
Performance Level	Payout Percentage**	Actual Result
Less than $13.7M	0%	$28.2M (200% Payout)
$14.6M (95% of Target)	75%
$15.5M (100% of Target)	100%
$18.4M (120% of Target)	200%

*
Adjusted Operating Cash Flow is defined as operating cash flow for the relevant period adjusted for the impact of transaction costs associated with the Spectrum Merger less any Indocin royalty payments.

**
If actual achievement levels are between threshold, target, or maximum performance levels, payouts are made based on the highest level actually achieved; adjustments are not made for achievement between performance levels.

For the Second Part of 2023, the Company also measured the Spectrum deal model goal (15% weighting), which consisted of revenue and contribution margin goals based on the deal model established by the Company prior to the consummation of the Spectrum Merger. Threshold levels of performance were not achieved and there was no payout with respect to the Spectrum deal model goal.
For the Second Part of 2023, the corporate business process goals were scored at 42.8%. For the Second Part of 2023, the corporate business process goals were:
Indocin Erosion Volume Goal	(20% of overall Corporate Goals bonus for NEOs)
Spectrum Integration	(15% of overall Corporate Goals bonus for NEOs)

With respect to individual goals (30% of overall bonus payout for NEOs excluding the CEO), for the Second Part of 2023, the individual metrics, for each NEO named below, were as follows:
NEO	Individual Goals (30% Weighting)
Ajay Patel	Operating Cash Flow Spectrum Integration Holding Company Structure Financial Compliance
Paul Schwichtenberg	Assertio Distribution Set-up Rolvedon Strategy Financial Management Spectrum Integration
Following the completion of the fiscal year, the Compensation Committee assesses the Company’s performance relative to the Corporate Goals and applies a “corporate payout multiplier” based on that performance. A corporate multiplier of 100% reflects 100% achievement of the Corporate Goals. The Board makes the final determination of the corporate payout multiplier, after receiving a recommendation from the Compensation Committee. The weighting of the achievement of corporate financial goals and corporate business process goals as a portion of an executive’s total Corporate Goals bonus payout is 65% and 35%, respectively, for all NEOs.
Actual bonus payouts are then determined by applying the corporate payout multiple to the NEO’s corporate target bonus, which is then multiplied by the NEO’s weighting of the Corporate Goals. If applicable, the NEO’s individual goals payout multiplier is then multiplied by the NEO’s weighting of their individual process goals. For 2023, the Compensation Committee determined that the “corporate payout multiplier” was 62.6% and that each of Messrs. Patel and Schwichtenberg outperformed their individual goals as a result of navigating unforeseen challenges and volatility over the course of the year. The following table sets forth the Company’s actual payout percentage achieved and illustrates the calculation of the annual cash incentive awards payable to its NEOs under the 2023 bonus plan in light of these performance results.
NEO	Base Salary	Bonus Target %	Total Corporate Multiplier %	Corporate Weighting %	Total Corporate Payout $	Total Individual Multiplier %	Individual Weighting %	Total Individual Payout $	Total Payout $
Daniel A. Peisert	$616,583	110%	62.6%	100%	$424,579	N/A	N/A	N/A	$424,579
Ajay Patel	$364,096	45%	62.6%	70%	$142,279	120.0%	30%	$59,106	$131,051
Paul Schwichtenberg	$375,563	45%	62.6%	70%	$74,057	115.0%	30%	$58,306	$132,363
Long-Term Cash Awards
In 2020, each of the named executive officers received long-term cash awards, which vest over three years and a portion of which vested in each of 2022 and 2023 and thus is reported as compensation for such years in the Summary Compensation Table.
Long-Term Equity Incentive Awards
In 2023, the Compensation Committee granted an equal mix of time-vesting Restricted Stock Units (RSUs) and stock options in order to balance both incentive and retention-related goals. The targeted annual grant value more closely aligns Assertio’s executives to the long-term interests of its stockholders. The RSUs and option awards granted by Assertio vest as to one-third on the first anniversary of the grant date and thereafter in equal, annual installments on the second and third anniversaries of the grant date.
The Compensation Committee determines the size of a particular equity award based on a holistic assessment of several factors, including competitive market levels, the executive’s past performance and future potential, the Company’s performance relative to corporate objectives, and recent growth or decline in stockholder value. Annual grants are generally made in the first quarter of the fiscal year. The date of the meeting of the Compensation Committee at which equity grants are made is set in advance and is not coordinated with the release of information concerning the Company’s business. The target grant amounts were approved by the Compensation Committee with the number of RSUs determined using a 10-day average stock price preceding the date of grant and the number of stock options determined using Black- Scholes model valuation as of the grant date closing stock price. Values for annual equity award grants made in 2023 for each NEO (and which vest one third annually beginning on February 21, 2024), are shown below:
NEO	RSU Value	Stock Option Value
Daniel A. Peisert	$1,000,000	$1,000,000
Ajay Patel	$250,000	$250,000
Paul Schwichtenberg	$250,000	$250,000
Risk Management and Mitigation of Compensation Policies and Practices
The Compensation Committee has reviewed our incentive compensation programs, discussed the concept of risk as it relates to our compensation program, considered various mitigating factor (including that awards under our Amended and Restated 2014 Omnibus Incentive Plan may be subject to recovery or clawback under our clawback policy adopted October 2, 2023), and reviewed these items with its independent consultant, MorganHR, which was engaged directly by the Compensation Committee. In addition, our Compensation Committee asked MorganHR to conduct an independent risk assessment of our executive compensation program. Based on these reviews and discussions, the Compensation Committee does not believe our compensation program creates risks that are reasonably likely to have a material adverse effect on our business. In October 2023, Pearl Meyer was engaged directly by the Compensation Committee to replace MorganHR as the Committee’s independent compensation consultant. The Compensation Committee has reviewed the independence of MorganHR and Pearl Meyer, respectively, in light of SEC rules and has affirmatively determined that the work performed by MorganHR and Pearl Meyer does not raise any conflict of interest.
For the foregoing reasons, the Compensation Committee has concluded that the programs by which our executives are compensated strike an appropriate balance between short-term and long-term compensation and incentivize our executives to act in a manner that prudently manages enterprise risk.
Other Compensation Practices and Policies that Align Assertio’s NEOs to Its Stockholders
Stock Ownership Policy
To align the interests of our management and directors with those of our stockholders, the Board of Directors concluded that Assertio NEOs and non-employee directors should have a significant financial stake in the Company’s stock. To further that goal, we implemented stock ownership guidelines (the Guidelines). The NEOs are required to hold a specific level of equity ownership as outlined below:
Executives:   The Guidelines apply to the NEOs in two tiers. The stock ownership levels under the Guidelines, expressed as a multiple of the Covered Executive’s annual base salary rate of January 1st of the year are as follows:
Tier	Covered Executives	Multiple of Salary
Tier One	Chief Executive Officer	4x Salary
Tier Two	Other NEOs	2x Salary
The shares counted toward these ownership requirements include shares owned outright, unvested restricted stock and vested performance stock units.
Non-Employee Directors:   Our directors are required to maintain a stock ownership level that is equal to three times their annual Board cash retainers.
Both NEOs and non-employee directors have five years from commencement of their service to meet their respective Guidelines. As of January 1, 2023, all of our NEOs and all non-employee directors were in compliance with achieving the Guidelines within the aforementioned timeframe. However, due to the significant drop in the Company’s stock price during the second half of 2023 and the corresponding decrease in the value of their stock holdings, on April 8, 2024, the Board adopted retention mechanisms such that any participant who is not currently in compliance with the Guidelines is expected to become compliant in a timely manner.
Clawback Policy
Under our clawback policy, which is intended to comply with the requirements of Nasdaq listing standards implementing the requirements of Rule 10D-1 under the Securities Exchange Act of 1934, as amended (the Exchange Act), in the event we are required to prepare an accounting restatement of the Company’s financial statements due to material non-compliance with any financial reporting requirement under the federal securities laws, the Company will recover, on a reasonably prompt basis, the excess incentive-based compensation received by any executive officer (as defined under Rule 10D-1 of the Exchange Act), including the NEOs, during the prior three fiscal years that exceeds the amount that the executive officer otherwise would have received had the incentive-based compensation been determined based on the restated financial statements.
In addition, in the event that the Board reasonably determines, in its sole discretion, that an executive officer (i) has materially violated the Company’s Code of Conduct by directing, participating or engaging in corrupt business practices, including fraud, resulting or likely to result in substantial and material damage to the Company or its subsidiaries or (ii) engaged in misconduct in the performance of the executive officer’s duties to the Company resulting or likely to result in the creation or perpetuation of a hostile work environment, the Board in its discretion may, to the extent permitted by applicable law, seek to recoup for the benefit of the Company all incentive payments that were made to the executive officer and all equity awards granted to the executive officer (1) after the date on which such conduct occurred or commenced or (2) within the twelve (12) months preceding such date, in each case, by requiring such executive officer to pay such amount(s) to the Company, by set-off, by reducing future compensation, or by such other means or combination of means as the Board reasonably determines to be appropriate.
For fiscal 2023, the Board determined it did not require any recoupment of any incentive payments or equity compensation.
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table sets forth information regarding outstanding equity awards held by the named executive officers as of December 31, 2023.
			Option Awards				Stock Awards
Name	Award Type	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Expiration Date	Number of Restricted Stock Units That have Not Vested (#)	Market Value of Restricted Stock Units That have Not Vested ($)(1)
Daniel A. Peisert	Stock Option(2)	11/8/2017	23,917	—	22.80	11/8/2027	—	—
	Stock Option(3)	5/19/2020	50,001	—	3.20	5/19/2030	—	—
	RSU(4)	2/11/2021	—	—	—	—	189,394	202,652
	Stock Option(5)	12/1/2021	623,334	311,666	1.31	12/1/2031	—	—
	Stock Option(5)	5/12/2022	146,199	292,397	2.63	5/12/2032	—	—
	RSU(4)	5/12/2022	—	—	—	—	304,137	325,427
	Performance Based
	Stock Option(6)	5/12/2022	400,000	—	2.63	5/12/2032	—	—
	RSU(4)	2/21/2023	—	—	—	—	205,804	220,210
	Stock Option(5)	2/21/2023	—	226,491	5.18	2/21/2029	—	—

			Option Awards				Stock Awards
Name	Award Type	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Expiration Date	Number of Restricted Stock Units That have Not Vested (#)	Market Value of Restricted Stock Units That have Not Vested ($)(1)
Ajay Patel	RSU(4)	2/11/2021	—	—	—	—	47,348	50,662
	Stock Option(5)	12/1/2021	156,667	78,333	1.31	12/1/2031	—	—
	Stock Option(5)	5/12/2022	36,550	73,099	2.63	5/12/2032	—	—
	RSU(4)	5/12/2022	—	—	—	—	76,034	81,356
	Performance Based
	Stock Option(6)	5/12/2022	200,000	—	2.63	5/12/2032	—	—
	RSU(4)	2/21/2023	—	—	—	—	51,451	55,053
	Stock Option(5)	2/21/2023	—	56,623	5.18	2/21/2029	—	—
Paul Schwichtenberg	RSU(4)	2/11/2021	—	—	—	—	47,348	50,662
	Stock Option(5)	12/1/2021	156,667	78,333	1.31	12/1/2031	—	—
	Stock Option(5)	5/12/2022	36,550	73,099	2.63	5/12/2032	—	—
	RSU(4)	5/12/2022	—	—	—	—	76,034	81,356
	Performance Based
	Stock Option(6)	5/12/2022	200,000	—	2.63	5/12/2032	—	—
	RSU(4)	2/21/2023	—	—	—	—	51,451	55,053
	Stock Option(5)	2/21/2023	—	56,623	5.18	2/21/2029	—	—

(1)
The values shown are based on $1.07 per share, which was the closing price of our common stock on December 29, 2023.

(2)
This stock option vested in full on September 18, 2021.

(3)
This stock option vested in full on May 19, 2021.

(4)
One third of this RSU award vests on each of the first three anniversaries of the grant date, assuming continued employment through the applicable vesting date.

(5)
One third of this stock option award vests on each of the first three anniversaries of the grant date, assuming continued employment through the applicable vesting date.

(6)
This performance-based stock option vested on May 12, 2023 and thus was no longer subject to performance conditions as of the last day of the fiscal year.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The Company is party to Management Continuity Agreements with each of its executive officers, except for Heather L. Mason, who was appointed as the Company’s interim CEO on January 2, 2024.
Pursuant to the terms of the Management Continuity Agreements, upon the termination of an executive officer’s employment by the Company other than for Cause, death or Disability, or upon his or her termination for Good Reason (each as defined in the Management Continuity Agreements), within the period beginning ninety days prior to a Change in Control and ending twenty-four months following a Change in Control (the Change in Control Period), the executive will be entitled to:
(i)
a lump sum cash payment in an amount equal to the sum of three times (if the executive is the CEO) or one and a half times (if the executive is not the CEO) the higher of (1) the base salary which the executive was receiving immediately prior to the Change in Control or (2) the base salary which the executive was receiving immediately prior to their termination of employment, plus three times (if the executive is the CEO) or one and a half times (if the executive is not the CEO) the executive’s annual target bonus;

(ii)
payment of the full cost of the health insurance benefits provided to the executive and the executive’s spouse and dependents through the earlier of the end of the 36-month period (if the executive is the CEO) or 18-month period (if the executive is not the CEO) following the date of termination or the date upon which executive is no longer eligible for such COBRA or other benefits under applicable law;

(iii)
payment of any earned but unpaid annual bonus for the year immediately preceding the year of termination;

(iv)
outplacement services not to exceed $5,000 per month for up to three consecutive months; and

(v)
100% of the executive’s unvested option shares, restricted stock, restricted stock units, other equity-based awards and other long-term incentive awards shall become immediately vested. Pursuant to the terms of the Management Continuity Agreements, in the event of a termination that occurs prior to the date of the Change in Control, then if any of the executive’s unvested option shares, restricted stock, restricted stock units, other equity-based awards and other long-term incentive awards are forfeited as the result of such termination of employment, the executive shall be entitled to receive a lump sum cash payment equal to the value of all such awards that were forfeited as the result of such termination of employment.

In addition, pursuant to the terms of the Management Continuity Agreements, in the event of the termination of an executive officer’s employment other than for Cause, death or Disability, or due to a voluntary termination for Good Reason, outside of the Change in Control Period, the executive will be entitled to receive severance benefits as follows:
(i)
acceleration of 12 months of such executive’s unvested Company equity awards if the executive is the CEO;

(ii)
severance payments for 18 months (if the executive is the CEO) or 12 months (if the executive is not the CEO) after the effective date of the termination equal to the base salary which he was receiving immediately prior to the termination of employment;

(iii)
payment of the full cost of the health insurance benefits provided to the executive and his or her spouse and dependents, as applicable, immediately prior to the termination of employment pursuant to the terms of COBRA or other applicable law for 18 months (if the executive is the CEO) or 12 months (if the executive is not the CEO) following the date of termination or, if earlier, until the date upon which the executive is no longer eligible for such COBRA or other benefits under applicable law;

(iv)
payment of any earned but unpaid annual bonus for the year immediately preceding the year of termination, to be paid at the time the Company pays bonuses with respect to such year to its executives generally; and

(v)
outplacement services not to exceed $5,000 per month for up to three consecutive months.

In connection with Mr. Peisert’s separation from the Company following the end of the fiscal year, he became eligible for benefits under his Management Continuity Agreement subject to the terms and conditions thereof.

PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company.
Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to Non-PEO NEOs(4)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return(5)	Net Income (Loss)(6) (in thousands)
2023	$3,263,989	$(3,632,048)	$1,072,697	$(1,186,801)	$74	$(331,942)
2022	$5,993,818	$10,805,836	$2,118,886	$3,643,883	$299	$109,625
2021	$5,216,713	$4,561,299	$1,483,676	$1,326,543	$151	$(1,281)

(1)
The dollar amounts reported are the amounts of total compensation reported in our Summary Compensation Table.

(2)
The dollar amounts reported represent the amount of “compensation actually paid”, as computed in accordance with SEC rules. The dollar amounts do not reflect the actual amount of compensation earned by or paid during the applicable year. In accordance with SEC rules, the following adjustments were made to total compensation to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for PEO	Deduct Reported Value of Equity Awards(a)	Add (Deduct) Equity Award Adjustments(b)	Compensation Actually Paid to PEO
2023	$3,263,989	$2,065,909	$(4,830,128)	$(3,632,048)

(a)
The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

(b)
The equity award adjustments for the applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Equity Awards Granted in the Year and Unvested at Year End	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value	Total Equity Award Adjustments
2023	$270,139	$(5,323,325)	—	$223,059	—	—	$(4,830,128)

(3)
The dollar amounts reported represent the average of the amounts reported for the Company’s named executive officers (NEOs) as a group (excluding our CEO) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs (excluding our CEO) included for purposes of calculating the average amounts in each applicable year are as follows for 2023, 2022 and 2021, Ajay Patel and Paul Schwichtenberg.

(4)
The dollar amounts reported represent the average amount of “compensation actually paid” to the NEOs as a group (excluding our CEO), as computed in accordance with SEC rules. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding our CEO) during the applicable year. In accordance with the SEC rules, the following adjustments were made to average total compensation for the NEOs as a group (excluding our CEO) for the applicable year to determine the compensation actually paid, using the same methodology described above in Note 2:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Deduct Average Reported Value of Equity Awards	Add (Deduct) Average Equity Award Adjustments(a)	Average Compensation Actually Paid to Non-PEO NEOs
2023	$1,072,697	$516,478	$(1,743,019)	$(1,186,801)

(a)
The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Year End Fair Value of Equity Awards Granted in the Year and Unvested at Year End	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value	Total Average Equity Award Adjustments
2023	$74,593	$(1,872,218)	—	$54,605	—	—	$(1,743,019)

(5)
Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends (if any) for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period. The beginning of the measurement period for each year in the table is December 31, 2020.

(6)
The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay versus Performance Table
The Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the Pay versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with SEC rules) for a particular year. In accordance with SEC rules, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.
Compensation Actually Paid and Cumulative TSR
The graph below compares the compensation actually paid to our PEO and the average of the compensation actually paid to our remaining NEOs, with our cumulative TSR for the fiscal years ended December 31, 2021, 2022 and 2023. TSR amounts reported in the graph assume an initial fixed investment of $100.
Compensation Actually Paid and Net Income
The graph below compares the compensation actually paid to our PEO and the average of the compensation actually paid to our remaining NEOs, with our net income for the fiscal years ended December 31, 2021, 2022 and 2023.

DIRECTOR COMPENSATION
The Board has adopted a Non-Employee Director Compensation and Grant Policy (the Director Compensation Policy). The Board believes that the Director Compensation Policy, amended in February 2023, enables us to attract and retain high quality directors, provide them with compensation at a level that is consistent with our compensation objectives and encourage their ownership of our common stock to further align their interests with those of our stockholders. Our non-employee director compensation program includes cash compensation and equity grants in the form of RSUs and options. We use the same peer group for director compensation comparisons as for executive compensation comparisons, have a comparable compensation strategy and review our program annually with the assistance of our compensation consultant. Heather L. Mason received compensation under the Director Compensation Policy prior to becoming interim Chief Executive Officer of the Company in January 2024 and is currently expected to begin receiving compensation under the Director Compensation Policy again after her service as interim Chief Executive Officer has concluded.
Cash Compensation
In 2023, non-employee directors were eligible to receive annualized cash retainers of $55,000 under our Director Compensation Policy. Our non-executive chairman of the Board received an additional $50,000 annual retainer. Additional annualized cash retainers in the amount set forth below were paid to the chairs of each Board committee and to each non-employee director serving as a committee member in 2023:
Committee Name	Committee Chair Retainer	Non-Chair Committee Member Retainer
Audit	$25,000	$12,500
Compensation	$20,000	$10,000
Nominating and Corporate Governance	$15,000	$6,000
Long-Term Equity Incentive Awards
In addition to the cash compensation described above, in accordance with the Director Compensation Policy, each non-employee director then-serving received, on the date of the 2023 Annual Meeting, an award of restricted stock units having a value of $190,000 based on a 10-day average stock price preceding the date of grant and stock options having a value of $25,000 determined using Black- Scholes model valuation as of the grant date closing stock price, which restricted stock units and stock options vest on the first anniversary of the date on which such award of restricted stock units or stock options were made.
In addition to the cash compensation described above, in accordance with the Director Compensation Policy, each of Dr. Vacirca and Mr. Emany, who were appointed to the Board after the date of the 2023 Annual Meeting, received, on the date of his appointment to the Board, an award of restricted stock units having a value of $190,000 based on the grant date closing stock price and stock options having a value of $25,000 determined using Black- Scholes model valuation as of the grant date closing stock price, which restricted stock units and stock options vest on an annual basis over three years beginning on the first anniversary of the grant date. In addition to the cash compensation described above, Mr. Kirk, who was appointed to the Board effective April 3, 2024, will receive his initial, director equity grant on the date of the Company’s 2024 Annual Meeting in accordance with the new-director equity terms of the Company’s then-current Director Compensation Policy.
Director Compensation
The following table summarizes non-employee director compensation during fiscal year 2023.
Mr. Peisert did not receive equity or cash compensation for his service on the Board. All cash and equity compensation paid to, or earned by, Mr. Peisert in fiscal year 2023 in his capacity as the Company’s President and Chief Executive Officer is reflected in the executive compensation tables set forth above.

Name	Fees Earned or Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Paid in Total ($)
Heather L. Mason	$92,500	$235,515	$25,000	$353,015
William T. McKee	$96,000	$235,515	$25,000	$356,515
Peter D. Staple	$116,933	$235,515	$25,000	$377,448
James L. Tyree	$86,379	$235,515	$25,000	$346,894
Sravan K. Emany	$8,804	$190,000	$25,000	$223,804
Jeffrey L. Vacirca	$23,016	$197,824	$25,000	$245,840

(1)
Consists of the amounts described above under “Cash Compensation” for 2023 including annual cash retainers, committee chair retainers and committee member retainers, including any retainer fees deferred pursuant to the Company’s non-employee directors’ deferral program.

(2)
Amounts shown represent the grant date fair value of restricted stock unit awards and stock options granted in fiscal year 2023 as described above and as calculated in accordance with FASB ASC Topic 718. For more information, including a discussion of valuation assumptions, see Note 15 to the Company’s Consolidated Financial Statements included in its Annual Report on Form 10-K for the year ended December 31, 2023.

The following table sets forth the aggregate number of outstanding options and restricted stock units held as of December 31, 2023 by each individual who served as a non-employee director in 2023.
Name	Options	Restricted Stock Units
Heather L. Mason	3,821	31,194
William T. McKee	11,138	226,446
Peter D. Staple	10,165	44,565
James L. Tyree	8,442	31,194
Sravan K. Emany	26,308	177,570
Jeffrey L. Vacirca	5,005	34,767

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table sets forth certain information regarding securities authorized for issuance under the Company’s equity incentive plans as of December 31, 2023. The Company’s equity incentive plans as of December 31, 2023 include the Amended and Restated 2014 Omnibus Incentive Plan (2014 Plan), the Second Amended and Restated 2004 Equity Incentive Plan (2004 Plan); and the Zyla Life Sciences Amended and Restated 2019 Stock-Based Incentive Compensation Plan (the 2019 Zyla Plan).
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	6,998,734(2)	2.83(3)	5,345,943(4)
Equity compensation plans not approved by security holders	260,045(5)	3.15	449,993(6)
	7,258,780	2.84(3)	5,795,936

(1)
The weighted-average exercise price does not take into account shares issuable upon vesting of outstanding RSUs.

(2)
Number of securities includes (a) 658,268 options with a weighted-average remaining life of 7.37 years, and (b) 2,340,467 shares of common stock to be issued following the vesting of RSUs for which no exercise price will be paid.

(3)
The calculation of weighted average exercise price includes only outstanding stock options.

(4)
Represents shares available for issuance under the 2014 Plan. There are no shares available for issuance pursuant to new awards under the 2004 Plan or the 2019 Zyla Plan.

(5)
Number of securities granted as inducement awards includes (a) 139,551 options with a weighted- average remaining life of 5.89 years and (b) 120,494 shares of common stock to be issued following the vesting of RSUs for which no exercise price will be paid.

(6)
Represents inducement shares available to be issued as of December 31, 2023.

The RSUs and options granted as inducement awards were granted to the recipients thereof as an inducement material to each respective recipient’s entry into employment with the Company in accordance with NASDAQ Listing Rule 5635(c)(4). These inducement awards are subject to such employee’s continued service relationship with the Company, terms and conditions substantially identical to the terms and conditions of the 2014 Plan and the award agreements pursuant to which they were granted. The time- based RSUs and options vest on an annual basis over three years beginning on the anniversary of each individual’s applicable employment commencement date.

AUDIT RELATED MATTERS
Audit Committee Report
Under the guidance of a written charter adopted by the Board, the purpose of the Audit Committee is to oversee the accounting and financial reporting processes of Assertio and audits of its financial statements. The responsibilities of the Audit Committee include appointing and providing for the compensation of the independent registered public accounting firm. Each of the members of the Audit Committee meets the independence requirements of Nasdaq.
Management has primary responsibility for the system of internal controls and the financial reporting process. The independent registered public accounting firm has the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards.
In this context and in connection with the audited financial statements contained in Assertio’s Annual Report on Form 10-K, the Audit Committee:
•
reviewed and discussed the audited financial statements as of and for the fiscal year ended December 31, 2023 with Assertio’s management and Grant Thornton LLP, Assertio’s independent registered public accounting firm;

•
discussed with Grant Thornton LLP the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board and SEC;

•
received and reviewed the written disclosures and the letter from Grant Thornton LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and discussed with the auditors their independence; and

•
based on the foregoing reviews and discussions, recommended to the Board that the audited financial statements be included in Assertio’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the SEC; and instructed the independent registered public accounting firm that the Audit Committee expects to be advised if there are any subjects that require special attention.

AUDIT COMMITTEE
Sravan K. Emany
William T. McKee
Peter D. Staple
Fees Paid to Independent Registered Public Accounting Firm
Set forth below are the aggregate fees for audit and other services provided by Grant Thornton for the years ended December 31, 2023 and 2022, respectively. The Audit Committee takes each of these fees and services into consideration when evaluating the independence of Grant Thornton.
Audit Fees.   Aggregate fees for audit services provided by Grant Thornton totaled approximately $763,000 and $500,000 for 2023 and 2022, respectively. Grant Thornton’s audit fees include fees associated with the annual audit of the Company’s consolidated financial statements, effectiveness of internal control over financial reporting, and review of the interim consolidated financial statements included in quarterly reports.
Audit-Related Fees.   Audit-related fees include fees billed by Grant Thornton for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. Audit-related fees from Grant Thornton were approximately $68,250 and $205,000 for 2023 and 2022, respectively.
Tax Fees.   There were no tax services provided by Grant Thornton for 2023 and 2022.
All Other Fees.   There were no services provided by Grant Thornton for 2023 and 2022 other than those reported above.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services
The Audit Committee has adopted a written Pre-Approval Policy (the Pre-Approval Policy), which is administered by the Company’s Audit Committee. The Pre-Approval Policy provides for pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee pre-approved all of the audit, audit-related and tax fees described above under “Fees Paid to Independent Registered Public Accounting Firm.”
The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

OVERVIEW OF PROPOSALS
PROPOSAL 1
ELECTION OF DIRECTORS
At the Annual Meeting, stockholders will vote on the election of six directors to serve until the 2025 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, or until their earlier death, retirement, resignation or removal. The Board has nominated Sravan K. Emany, Sigurd C. Kirk, Heather L. Mason, William T. McKee, Peter D. Staple and Jeffrey L. Vacirca for election to the Board. The nominees have indicated that they are willing and able to serve as directors. If any of the nominees becomes unable or unwilling to serve or for good reason will not serve, the accompanying proxy may be voted for the election of such other person as shall be designated by the Board (to the extent permitted by the SEC rules), or the Board may amend the Bylaws, if necessary, and decrease the size of the Board. The proxies being solicited will be voted for no more than six nominees at the Annual Meeting. The directors will be elected if the number of votes cast for election exceeds the number of votes cast against their election. Stockholders do not have cumulative voting rights in the election of directors.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR.

PROPOSAL 2
APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE COMPANY’S AMENDED AND RESTATED 2014 OMNIBUS INCENTIVE PLAN, INCLUDING TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE THEREUNDER
The Company maintains the Amended and Restated 2014 Omnibus Incentive Plan (the 2014 Plan), which provides for the issuance of long-term incentive compensation, including equity-based awards, to its eligible employees, consultants and non-employee directors.
We are seeking stockholder approval of a proposal to increase the number of shares available for issuance under the 2014 Plan by 3,390,000 shares and certain clarifications with respect to the minimum vesting requirements in the 2014 Plan as they apply to awards granted to non-employee directors.
A copy of the 2014 Plan, as proposed to be amended and restated pursuant to this Proposal 2, is attached as Appendix B to this Proxy Statement.
Key Considerations for Requesting Additional Shares
In determining the number of shares to be authorized under the 2014 Plan, as proposed to be amended and restated, the Board considered the following principal factors:
•
Number of Shares Available for Grant under Existing Plan:   As of March 19, 2024, 2,018,216 shares remained available for issuance under the 2014 Plan. There were no shares available to grant under prior incentive plans. If the Company is unable to grant competitive equity awards, it may be required to offer additional cash-based incentives to replace equity as a means of competing for or retaining talent. This in turn could impact the ability of the Company to achieve its financial goals.

•
Number of Outstanding Awards Under All Plans:   As of March 19, 2024, there were 7,566,350 outstanding stock options, which had a weighted average exercise price of $2.79 and a weighted average remaining contractual life of 8.30 years, and there were 2,564,724 RSU awards outstanding.

•
Employee Engagement and Company Growth and Success:   The Company believes that equity ownership by its employees has a direct correlation to increased employee engagement, which the Company thinks is a key factor in achieving its future financial goals and creating stockholder value. Delivering a significant portion of total compensation in the form of equity compensation is essential to the Company’s core compensation philosophy and exemplifies the Company’s commitment to increasing employee engagement by deploying compensation instruments that drive value creation and create employee owners.

•
Employee Recruitment and Retention:   The Company believes the ability to grant competitive equity awards is a necessary and powerful recruiting and retention tool for it to obtain the quality personnel it needs to move its business forward. The Company believes that equity awards are a long-term incentive that directly links company performance to stock performance. The increase in the share reserve will enable the Company to continue to use equity compensation on a broad basis to help attract, retain and motivate employees and grow its business, develop new products and ultimately increase stockholder value.

The following table sets forth certain information about the 2014 Plan, 2004 Plan, 2019 Zyla Plan and the 421,181 shares remaining available as inducement grants as of March 19, 2024:
Number of new shares being authorized under 2014 Plan	3,390,000
Number of shares available for future awards under 2014 Plan (no shares are available for future awards under the 2004 Plan or 2019 Zyla Plan)	2,018,216
Number of shares relating to outstanding stock options	7,566,350
Number of shares relating to awards of unvested restricted stock units	2,564,724
Weighted average remaining term of outstanding stock options	8.30 years
Weighted average exercise price of outstanding stock options . . . . . . . . . . . . . . . . . . . .	$2.79
Total number of shares available for future awards under 2014 Plan if this proposal is approved	5,408,216

The increase of 3,390,000 shares represents approximately 3.6% of the Company’s outstanding shares of common stock as of March 19, 2024. The potential dilution from the 3,390,000 share increase requested to be approved by stockholders is approximately 3.4% of the Company’s common shares outstanding as of March 19, 2024, assuming all 3,390,000 shares are issued in accordance with the 2014 Plan. The Compensation Committee has considered this potential dilution level and believes that the resulting dilution levels are consistent with market practice.
The Company manages its long-term dilution goal by limiting the number of shares subject to equity awards that it grants annually, commonly referred to as burn rate. Burn rate shows how rapidly a company is depleting its shares reserved for equity compensation plans, and is defined as the number of shares granted under the Company’s equity incentive plans divided by the weighted average number of common shares outstanding at the end of the year. The Company has calculated the burn rate under its equity plans for the past three years, as set forth in the following table. The burn rate calculations exclude the 2004 Plan and 2019 Zyla Plan. No shares are available for issuance pursuant to new awards under the 2004 Plan or the 2019 Zyla Plan. During the past three years, no awards were made under the 2004 Plan and no awards were made by the Company under the 2019 Zyla Plan.
	Time-Based Options Granted	Performance- Based Options Granted	Performance- Based Options Vested	RSU Shares Granted	PSU Shares Granted	PSU Shares Vested	Net Forfeitures/ Expirations(1)	Weighted Average Number of Common Shares Outstanding	Burn Rate (incl. PSUs & Performance- Based Options at Grant)(2)	Burn Rate (incl. Vested PSUs & Vested Performance- Based Options)(3)	Burn Rate (incl. Vested PSUs & Vested Performance- Based Options and Forfeitures/ Expirations)(4)
Fiscal 2023	755,680	—	1,000,000	977,425	—	1,000,000	158,768	71,031,000	2.4%	5.2%	5.0%
Fiscal 2022	1,048,487	1,000,000	—	1,460,515	1,000,000	—	146,530	47,003,524	9.6%	5.3%	5.0%
Fiscal 2021	2,100,000	—	—	2,230,065	—	19,054	416,601	43,169,000	10.0%	10.1%	9.1%

(1)
Represents forfeitures and expirations of options, RSUs and PSUs in the given period.

(2)
Calculated as (A) total options (time-based and performance-based), RSUs and PSUs granted, divided by (B) weighted average number of common shares outstanding.

(3)
Calculated as (A) total time-based options and RSUs granted plus PSUs vested and performance- based options vested, divided by (B) weighted average number of common shares outstanding.

(4)
Calculated as (A) total time-based options and RSUs granted plus PSUs vested and performance- based options exercised, less expirations and forfeitures, divided by (B) weighted average number of common shares outstanding.

An additional metric that the Company uses to measure the cumulative impact of its equity program is overhang (the number of shares subject to equity awards outstanding but not exercised or settled, plus the number of shares available to be granted, divided by the sum of the total number of shares of the Company’s common stock outstanding, plus the number of shares subject to equity awards outstanding but not exercised or settled, plus the number of shares available to be granted). If the share increase under the 2014 Plan is approved, the Company’s overhang would approximate 14.0% as of March 19, 2024, and would decline as awards are exercised and/or become vested.
When considering the number of additional shares to add to the 2014 Plan, the Compensation Committee also reviewed, among other things, projected future share usage and projected future forfeitures. The projected future usage of shares for long-term incentive awards under the 2014 Plan was reviewed under scenarios based on a variety of assumptions. The Compensation Committee is committed to effectively managing the number of shares reserved for issuance under the 2014 Plan while minimizing stockholder dilution.
Promotion of Good Corporate Governance Practices
The Company has designed the 2014 Plan to include a number of provisions that it believes promote best practices by reinforcing the alignment between equity compensation arrangements for non-employee directors, employees and consultants and stockholders’ interests. These provisions include, but are not limited to, the following:
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No Discounted Options or Stock Appreciation Rights (SARs). Stock options and SARs may not be granted with exercise prices lower than fair market value of the underlying shares on the grant date.

•
No Repricing without Stockholder Approval. At any time when the exercise price of a stock option or SAR is above the market value of the Company’s common stock, the Company cannot, without stockholder approval, “reprice” those awards by reducing the exercise price of such stock option or SAR or exchanging such stock option or SAR for cash, other awards or a new stock option or SAR at a reduced exercise price.

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One-year minimum vesting provision such that awards granted under the 2014 Plan may not become exercisable, vest or be settled, in whole or in part, prior to the one-year anniversary of the date of grant, other than in the case of the participant’s death or disability or in the event of a change in control. In addition, up to 5% of the aggregate number of shares of common stock authorized for issuance under the 2014 Plan may be issued pursuant to awards subject to any, or no, vesting conditions.

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No Liberal Share Recycling for Appreciation Awards. Shares of common stock that are tendered by a participant or withheld to pay the exercise price or withholding taxes in connection with the exercise or settlement of an outstanding stock option or SAR and shares purchased by the Company in the open market using the proceeds of option or SAR exercises do not become available for issuance as future awards under the 2014 Plan.

•
No “single-trigger” equity vesting upon a “change in control,” except for non-employee directors or in the event that a successor refuses to assume outstanding awards or issue substitute awards in connection with the change in control transaction.

•
No Dividends on Unvested Awards, Including on Unearned Performance Awards. The 2014 Plan prohibits the current payment of dividends or dividend equivalent rights on unvested awards, including on unearned performance awards.

•
Fungible Share Design. Shares issued in connection with restricted stock, restricted stock units (RSUs) or performance units count against the aggregate share reserve authorized under the 2014 Plan as 1.11 shares for every one share granted pursuant to such awards, which is a higher rate than shares issued upon exercise of stock options and SARs, which count against the aggregate share reserve authorized under the 2014 Plan as one share of common stock.

•
No Transferability. Awards generally may not be transferred, except by will or the laws of descent and distribution, unless approved by the Compensation Committee.

•
No Evergreen Provision. There is no “evergreen” feature pursuant to which the shares authorized for issuance under the 2014 Plan can be automatically replenished.

•
Clawback. Any award under the 2014 Plan may be subject to recovery or clawback by the Company under the Company’s clawback policies.

The following description of the 2014 Plan is a summary of its principal provisions and is qualified in its entirety by reference to the plan document, a copy of which is appended to this Proxy Statement as Appendix B.

Description of the 2014 Plan
Purpose.   The 2014 Plan is designed to attract and retain employees, non-employee directors and consultants of the Company and its subsidiaries, to encourage the sense of proprietorship of such employees, consultants and directors and to stimulate the active interest of such persons in the development and financial success of the Company and its subsidiaries by making awards that provide participants with a proprietary interest in the growth and performance of the Company and its subsidiaries.
Administration.   The 2014 Plan is administered by the Compensation Committee of the Board. The Compensation Committee selects the participants and determines the type or types of awards and the number of shares to be optioned or granted to each participant under the 2014 Plan. Subject to the limitations of the 2014 Plan, the Compensation Committee has the power to (x) provide for the extension of the exercisability of an award or, (y) in the event of death, disability, retirement or a change in control, accelerate the vesting or exercisability of an award or otherwise amend or modify the terms of an award in any manner that is (i) not materially adverse to the award recipient or (ii) consented to by the award recipient.
The Compensation Committee supervises the 2014 Plan’s administration and enforcement according to its terms and provisions and has all powers necessary to accomplish these purposes, including, for example, the power to: (i) engage or authorize the engagement of third-party administrators to carry out administrative functions under the 2014 Plan; (ii) construe or interpret the 2014 Plan with full and final authority; (iii) determine questions of eligibility; (iv) make determinations related to 2014 Plan benefits; (v) delegate to the Board or any other committee of the Board its authority to grant awards to certain employees; and (vi) from time to time, adopt rules and regulations in order to carry out the terms of the 2014 Plan. Members of the Board, the Compensation Committee and other officers who assume duties under the 2014 Plan will not be held liable for their actions in connection with administration of the 2014 Plan except for willful misconduct or as expressly provided by law.
The Board may terminate or amend the 2014 Plan at any time with respect to any shares of common stock for which a grant has not yet been made. The Board also has the right to alter or amend the 2014 Plan or any part of the plan from time to time, including increasing the number of shares of common stock that may be granted, subject to stockholder approval as required by the exchange upon which the Company’s common stock is listed at that time or other legal requirements. However, no change in any outstanding grant may be made that would materially reduce the benefits of the participant without the consent of the participant. Repricing of options and SARs is prohibited under the 2014 Plan without the approval of stockholders; options and SARs may not be cancelled in exchange for cash or other awards. In the event of corporate recapitalizations, subdivisions, consolidations, or other corporate events, the Compensation Committee has the authority to adjust outstanding awards as well as the total number of shares available for grant under the plan in accordance with the terms of the 2014 Plan. No awards may be granted under the 2014 Plan on or after May 4, 2029.
Subject to the minimum vesting provisions described in this paragraph, the vesting of awards granted under the 2014 Plan will occur when and in such installments and/or pursuant to the achievement of such performance criteria, in each case, as the Board or Compensation Committee, in its sole and absolute discretion, will determine. Awards granted under the 2014 Plan may not become exercisable, vest or be settled, in whole or in part, prior to the one-year anniversary of the date of grant, except that: (i) the Board and/or the Committee may provide that awards become exercisable, vest or settle prior to such date in the event of the participant’s death or disability or in the event of a change in control and (ii) awards granted to non-employee directors may vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting. Notwithstanding the foregoing, up to 5% of the aggregate number of shares of common stock authorized for issuance under the 2014 Plan may be issued pursuant to awards subject to any, or no, vesting conditions, as the Board and/or the Compensation Committee determines appropriate.
Eligibility and Types of Awards.   All of the Company’s employees, consultants and non-employee directors, and employees and consultants of its subsidiaries, are eligible to receive awards under the 2014 Plan. As of March 19, 2024, approximately 58 individuals were eligible to participate in the 2014 Plan, including the Company’s 4 executive officers, 5 non-employee directors and 49 other employees. Awards under the 2014 Plan may consist of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance units, cash awards, and other stock-based awards, any of which may be structured as a performance award subject to the achievement of specified performance goals. Only employees of the Company or its subsidiaries may receive grants of incentive stock options.
Available Shares.   Taking into account the proposed share increase under the 2014 Plan, the aggregate number of shares of common stock that may be granted under the 2014 Plan or with respect to which awards may be granted, subject to adjustment for changes in capitalization, may not exceed 19,867,500 shares, all of which shall be available for incentive stock options and which shares may be either authorized and unissued common stock, shares of common stock held in the treasury or shares of common stock purchased on the open market or by private purchase, or any combination of the foregoing. Each award in the form of shares of common stock (other than options and SARs) granted under the 2014 Plan will be counted against the maximum share limit as 1.11 shares of common stock and each option and SAR will be counted against the maximum share limit as one share of common stock. No further awards have been or will be granted under the Company’s 2004 Equity Incentive Plan since the date of the original stockholder approval of the 2014 Plan.
Shares subject to awards granted under the 2014 Plan that are forfeited, cancelled, terminated or expire unexercised will again become available for awards and the maximum share limit will be increased by the same amount as such shares were counted against the maximum share limit. Shares that are tendered by a participant or withheld as full or partial payment of minimum withholding taxes related to the vesting or settlement of an award other than options or SARs will become available again for awards under the 2014 Plan. Shares that are (i) tendered by a participant or withheld (1) as full or partial payment to satisfy any withholding tax liabilities related to the exercise or settlement of options or SARs, (2) as payment for the exercise price of an option or SAR or (3) in connection with the settlement of a SAR, (ii) repurchased on the open market with the proceeds of an exercise price of an option or SAR or (iii) reserved for issuance upon grant of a SAR, to the extent the number of reserved shares exceeds the number of shares actually issued upon exercise or settlement of such SAR, will not become available again for awards under the 2014 Plan.
Shares issued under awards granted in assumption, substitution or exchange for previously granted awards of a company acquired by the Company and available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) will not reduce the maximum share limit and will be available for awards under the 2014 Plan subject to applicable stock exchange listing requirements.
Individual Limits.   No employee may be granted during any calendar year awards consisting of options or SARs that are exercisable for more than 2,000,000 shares of common stock.
In addition to the above, the aggregate dollar value of shares of common stock subject to equity-based awards granted under the 2014 Plan during any calendar year to any one non-employee director may not exceed $600,000.
Adjustment.   In the event of certain corporate transactions or changes in the Company’s capitalization, the number of shares of common stock reserved under the 2014 Plan, the number of shares of common stock covered by outstanding awards under the 2014 Plan, the exercise price or other price in respect of such awards, the individual limitations described in the preceding paragraph and the appropriate fair market value and other price determinations for such awards will each be proportionately adjusted by the Compensation Committee as appropriate to reflect such changes in the Company’s capitalization.
Awards under the 2014 Plan.   The following types of awards may be granted under the 2014 Plan:
Stock Options.   A stock option is a right to purchase common stock at a specified price during specified time periods. The Compensation Committee may make grants under the plan to participants containing such terms as the Compensation Committee may determine. The exercise price of a stock option may not be less than the fair market value of the Company’s common stock on the date of grant. Stock options granted under the 2014 Plan can be either incentive stock options (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the Code)), which have certain tax advantages for recipients, or nonqualified stock options. Stock options granted will become exercisable over a period determined by the Compensation Committee. No stock option will have a term that exceeds 10 years. The availability of stock options is intended to furnish additional compensation to plan participants and to align their economic interests with those of common stockholders.
Stock Appreciation Rights.   The 2014 Plan permits the grant of stock appreciation rights. A stock appreciation right is an award that, upon exercise, entitles participants to receive the excess of the fair market value of the Company’s common stock on the exercise date over the grant price established for the stock appreciation right on the date of grant. Such excess will be paid in cash or shares of common stock. The maximum term of a stock appreciation right is 10 years. The Compensation Committee may determine to make grants of stock appreciation rights under the plan to participants containing such terms as the Compensation Committee may determine. The grant price of a stock appreciation right may not be less than the fair market value of the Company’s common stock on the date of grant. In general, stock appreciation rights granted will become exercisable over a period determined by the Compensation Committee.
The availability of stock appreciation rights is intended to furnish additional compensation to plan participants and to align their economic interests with those of common stockholders. Plan participants will not pay any consideration for the common stock they receive, and thus the Company will receive no payment for the shares.
Restricted Stock.   A restricted stock grant is an award of common stock that vests over a period of time and that during such time is subject to forfeiture. The Compensation Committee may determine to make grants of restricted stock under the plan to participants containing such terms as the Compensation Committee may determine. The Compensation Committee determines the period over which restricted stock granted to participants will vest. The Compensation Committee, in its discretion, may base its determination upon the achievement of specified financial objectives. Dividends made on restricted stock will not be paid with respect to any unvested restricted stock award and will be subject to achievement of any performance goals that apply to the restricted stock.
Restricted Stock Units.   A restricted stock unit is a notional share of the Company’s common stock that entitles the grantee to receive a share of common stock upon the vesting of the restricted stock unit or, in the discretion of the Compensation Committee, cash equivalent to the value of a share of common stock. The Compensation Committee may determine to make grants of restricted stock units under the plan to participants containing such terms as the Compensation Committee may determine.
The Compensation Committee, in its discretion, may grant tandem dividend equivalent rights with respect to restricted stock units that entitle the holder to receive cash equal to any cash dividends made on common stock while the restricted stock units are outstanding. Dividend equivalents on restricted stock units will be subject to achievement of any performance goals that apply to the restricted stock units.
Performance Awards.   A performance award is a right to receive all or part of an award granted under the 2014 Plan based upon performance criteria specified by the Compensation Committee. The Compensation Committee will determine the period over which certain specified company or individual goals or objectives must be met. The performance award may be paid in cash, shares of the Company’s common stock or other awards or property, in the discretion of the Compensation Committee.
Other Stock-Based Awards.   The 2014 Plan permits the grant of stock awards. The terms, conditions and limitations of any stock award are determined by the Compensation Committee.
Cash Awards.   The 2014 Plan permits the grant of awards denominated in cash. The terms, conditions and limitations applicable to a cash award, including vesting or other restrictions, are determined by the Compensation Committee.
Dividends and Dividend Equivalents.   Rights to dividends are extended to and made part of any restricted stock award and dividend equivalents may be extended to and made part of any restricted stock unit or performance unit award, subject in each case to such terms, conditions and restrictions as the Compensation Committee may establish. No dividends or dividend equivalents may be paid, however, with respect to unvested stock awards, including stock awards subject to performance goals. Dividends or dividend equivalents with respect to unvested stock awards may, in the discretion of the Compensation Committee, be accumulated and paid to the participant at the time that such stock award vests.

Termination of Employment.   The treatment of an award under the 2014 Plan upon a termination of employment or service to the Company will be specified in the agreement controlling such award.
Change in Control.   In the event of a change in control (as defined in the 2014 Plan), the Compensation Committee may make such adjustments to awards or other provisions for the disposition of awards as it in good faith deems equitable and is authorized, in its discretion, (1) to provide for the assumption or continuation of an award covering, or the substitution of a new award with, marketable securities (as defined in the 2014 Plan) or other arrangement for an award or the assumption or substitution of the award, so long as such marketable securities have a value equal to the fair market value of the securities underlying such award (less any exercise price, if applicable), (2) to provide, prior to the transaction, for the acceleration of the vesting and exercisability of, or lapse of restrictions with respect to, the award and if the transaction is a cash merger, provide for the termination of any portion of the award that remains unexercised at the time of such transaction, or (3) to cancel an award and to deliver to the participant cash in an amount that the Compensation Committee may determine in its sole discretion is equal to the fair market value of such award on the date of such event, which in the case of an option or SAR will be the excess (if any) of the fair market value of the common stock on the date over the exercise price of such award.
In the absence of an affirmative determination by the Compensation Committee, each outstanding award, including each performance award, will be assumed or substituted for marketable securities by such successor corporation or a parent or subsidiary of such successor corporation (the Successor Corporation) unless the Successor Corporation does not agree to assume or substitute the award for marketable securities, in which case the vesting of such award will accelerate to a date prior to the effective time of the change in control. The Compensation Committee does not have any obligation to treat all awards in the same manner, including awards of the same type held by similarly situated participants. In the case of non- employee directors only, any outstanding award held at the time of a change in control will automatically accelerate and become fully vested immediately prior to the effective time of such transaction(s).
Assignment of Interests Prohibited.   Unless otherwise determined by the Compensation Committee and provided in the applicable award agreement, no award may be assigned or otherwise transferred except by will or the laws of descent and distribution or pursuant to a domestic relations order in a form acceptable to the Compensation Committee. Any attempted assignment of an award in violation of the 2014 Plan will be null and void.
Restrictions.   No payment or delivery of shares of common stock may be made unless the Company is satisfied that payment or delivery will comply with applicable laws and regulations. Certificates evidencing shares of common stock delivered under the 2014 Plan may be subject to stop transfer orders and other restrictions that the Compensation Committee deems advisable. The Compensation Committee may cause a legend or legends to be placed upon the certificates (if any) to make appropriate reference to these restrictions.
Clawback.   Any award under the 2014 Plan will be subject to recovery or clawback by the Company under any clawback policy adopted by the Company.
Tax Withholding.   The Company has the right to deduct taxes at the applicable rate from any award payment and withhold, at the time of delivery or vesting of an award, an appropriate amount of cash or number of shares of common stock for the payment of taxes. The Compensation Committee may also permit withholding to be satisfied by the transfer of shares of the Company’s common stock previously owned by the holder of the award.
Unfunded Plan.   The 2014 Plan is unfunded. Bookkeeping accounts that may be established for purposes of the 2014 Plan are used merely as a bookkeeping convenience. The Company is not required to segregate any assets for purposes of the 2014 Plan, and none of the Company, the Board or the Compensation Committee will be deemed to be a trustee of any benefit granted under the 2014 Plan. The Company’s obligations under the 2014 Plan will be based solely on any contractual obligations that may be created by the 2014 Plan and the award agreements, and no such obligation will be deemed to be secured by any pledge or other encumbrance on the Company’s property. None of the Company, the Board or the Compensation Committee will be required to give any security or bond for the performance of any obligation that may be created by the 2014 Plan.

Certain U.S. Federal Income Tax Consequences
The rules concerning the federal income tax consequences with respect to awards granted and to be granted pursuant to the 2014 Plan are quite technical. Moreover, the applicable statutory provisions are subject to change, as are their interpretations and applications, which may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the U.S. federal income tax consequences as in effect as of the date hereof with respect to such grants and does not address issues relating to the income tax circumstances of any individual participant. In addition, the following discussion does not set forth any gift, estate, social security or state or local tax consequences that may be applicable and is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the United States, other than those individuals who are taxed on a residence basis in a foreign country.
Incentive Stock Options.   In general, an employee will not realize taxable income upon either the grant or the exercise of an incentive stock option and the Company will not realize an income tax deduction at either of such times. In general, however, for purposes of the alternative minimum tax, the excess of the fair market value of the shares of common stock acquired upon exercise of an incentive stock option (determined at the time of exercise) over the exercise price of the incentive stock option will be considered income. If the recipient was continuously employed from the date of grant until the date three months prior to the date of exercise and such recipient does not sell the shares of common stock received pursuant to the exercise of the incentive stock option within either (i) two years after the date of the grant of the incentive stock option, or (ii) one year after the date of exercise, a subsequent sale of such shares of common stock will result in long-term capital gain or loss to the recipient and will not result in a tax deduction to the Company.
If the recipient is not continuously employed from the date of grant until the date that is three months prior to the date of exercise or such recipient disposes of the shares of common stock acquired upon exercise of the incentive stock option within either of the time periods described in the immediately preceding paragraph, the recipient will generally realize as ordinary income an amount equal to the lesser of (i) the fair market value of such shares of common stock on the date of exercise over the exercise price, or (ii) the amount realized upon disposition over the exercise price. In such event, subject to the limitations under Sections 162(m) and 280G of the Code (as described below), the Company generally will be entitled to an income tax deduction equal to the amount recognized as ordinary income. Any gain in excess of such amount realized by the recipient as ordinary income would be taxed at the rates applicable to short-term or long-term capital gains (depending on the holding period).
Nonqualified Stock Options.   A recipient will not realize any taxable income upon the grant of a nonqualified stock option and the Company will not receive a deduction at the time of such grant unless such option has a readily ascertainable fair market value (as determined under applicable tax law) at the time of grant. Upon exercise of a nonqualified stock option, the recipient generally will realize ordinary income in an amount equal to the excess of the fair market value of the shares of common stock on the date of exercise over the exercise price. Upon a subsequent sale of such shares of common stock by the recipient, the recipient will recognize short-term or long-term capital gain or loss depending upon his or her holding period of such shares of common stock. Subject to the limitations under Sections 162(m) and 280G of the Code (as described below), the Company will generally be allowed a deduction equal to the amount recognized by the recipient as ordinary income.
Stock Appreciation Rights.   An individual will not recognize any income upon receipt of a SAR, and the Company will not be entitled to a deduction for federal income tax purposes in the year of grant. Ordinary income will be realized by the holder at the time the SAR is exercised and cash or shares are transferred to the individual. The amount of such taxable income, in the case of a SAR, will be the difference, if any, between the grant price and the fair market value of the Company’s common stock on the date of exercise.
Restricted Stock.   Individuals receiving restricted stock will not recognize any income upon receipt of the restricted stock. Ordinary income will be realized by the holder at the time that the restrictions on transfer are removed or have expired. The amount of ordinary income will be equal to the fair market value of the shares on the date that the restrictions on transfer are removed or have expired. The Company will be entitled to a deduction at the same time and in the same amount as the ordinary income the employee is deemed to have realized. However, no later than 30 days after an employee receives the restricted stock, the employee may elect to recognize taxable ordinary income in an amount equal to the fair market value of the shares at the time of receipt. Provided that the election is made in a proper and timely manner, when the restrictions on the shares lapse, the employee will not recognize any additional income. If the employee forfeits the shares to the Company (e.g., upon the participant’s termination prior to expiration of the restriction period), the employee may not claim a deduction with respect to the income recognized as a result of the election.
Generally, when an employee disposes of shares acquired under the 2014 Plan, the difference between the sales price and his or her basis in such shares will be treated as long- or short-term capital gain or loss depending upon the holding period for the shares.
Restricted Stock Units.   Employees who are granted restricted stock units do not recognize income at the time of the grant. When the award vests or is paid, participants generally recognize ordinary income in an amount equal to the fair market value of the units at such time, and the Company will receive a corresponding deduction.
Certain Other Tax Issues.   In addition to the matters described above, (i) any entitlement to a tax deduction on the part of the Company is subject to applicable federal tax rules (including, without limitation, Section 162(m) of the Code which imposes a limitation on the deductibility of compensation paid to certain “covered employees” in excess of $1,000,000 per year), (ii) the exercise of an incentive stock option may have implications in the computation of alternative minimum taxable income, and (iii) if the exercisability or vesting of any award is accelerated because of a change in control, such award (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes. Officers and directors of the Company subject to Section 16(b) of the Exchange Act may be subject to special tax rules regarding the income tax consequences concerning their awards.
Code Section 409A.   Section 409A of the Code generally provides that any deferred compensation arrangement must satisfy specific requirements, both in operation and in form, regarding (i) the timing of payment, (ii) election of deferrals and (iii) restrictions on the acceleration of payment. Failure to comply with Section 409A may result in the early taxation (plus interest) to the participant of deferred compensation and the imposition of a 20% tax on the participant of the deferred amounts included in the participant’s income. The Company intends to structure awards under the 2014 Plan in a manner that is designed to be exempt from or comply with Section 409A.
Plan Benefits
The terms and number of options or other awards to be granted in the future under the 2014 Plan will generally be determined in the discretion of the Compensation Committee. Because no such determinations regarding awards or grants have yet been made, the benefits or amounts that will be received by or allocated to the Company’s executive officers or other eligible participants cannot be determined at this time; provided, however, it is expected that each continuing non-employee director will receive a grant of restricted stock units with a value of $190,000 (determined using a 10-day average stock price preceding the date of grant) and a grant of stock options with a value of $25,000 on the date of the 2024 Annual Meeting of Stockholders in accordance with the terms of our amended and restated non-employee director compensation program.
As of March 19, 2024, the closing price on Nasdaq of the Company’s common stock was $1.01 per share.
The following table sets forth the aggregate number of shares subject to stock options and other stock awards that have been granted under the 2014 Plan to our named executive officers and the specified groups set forth below from the inception of the 2014 Plan through March 19, 2024 (whether or not outstanding, vested, or forfeited, as applicable):

Name of Individual or Group	Number of Options Granted (#)	Number of Shares Subject to Stock Awards Granted (#)
Daniel A. Peisert Former President & Chief Executive Officer	2,074,055	1,818,781
Ajay Patel Senior Vice President, Chief Financial Officer	941,272	621,677
Paul Schwichtenberg Senior Vice President, Chief Commercial Officer	941,272	644,372
All current executive officers as a group	3,321,137	2,107,424
All current non-executive directors as a group	104,808	1,081,004
All current employees, including all current officers who are not executive officers, as a group	3,869,418	1,169,198
SEC Registration.   The Company intends to file with the U.S. Securities and Exchange Commission a registration statement on Form S-8 covering the new shares reserved for issuance under the 2014 Plan by the end of 2024.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 2014 PLAN, INCLUDING TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE THEREUNDER.

PROPOSAL 3
ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
Our named executive officers are identified in the “Executive Compensation” section of this Proxy Statement. Pursuant to Section 14A of the Exchange Act, you are voting on a proposal, commonly known as a “say-on-pay” proposal, which gives our stockholders the opportunity to endorse or not endorse our named executive officer pay programs and policies through the following resolution:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the 2024 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and the narrative disclosures related to those tables.”
At our 2023 Annual Meeting of Stockholders, we recommended, and our stockholders approved, that we hold this non-binding, advisory vote on executive compensation on an annual basis, and therefore the next such vote will occur at our 2025 Annual Meeting of Stockholders. The next required vote on frequency will occur at our 2029 annual meeting of stockholders.
We believe that our executive compensation program is designed to attract, motivate and retain individuals with the skills required to achieve our business objectives. Our compensation strategy is to provide opportunities to incentivize and reward our named executive officers when they deliver defined performance results that are based on success in a diverse set of businesses. We also align the interests of our executives with those of our stockholders and our long-term interests through stock ownership. We believe that the compensation of our named executive officers for 2023 was appropriate and aligned with our performance results and strategic plan.
In order to be approved on an advisory basis, this proposal must receive the affirmative vote of the majority of the shares of our common stock, present online or by proxy and entitled to vote on this proposal. Because your vote is advisory, it will not be binding on our Board of Directors. However, our Board values the opinions that our stockholders express in their votes and will take into account the outcome of the vote when considering future executive compensation arrangements as it deems appropriate.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE NAMED EXECUTIVE OFFICER COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 4
APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO REFLECT DELAWARE LAW PROVISIONS REGARDING OFFICER EXCULPATION
The State of Delaware, which is where we are incorporated, enacted legislation that expands exculpation protection to officers, thereby enabling companies to eliminate the monetary liability of certain officers in certain circumstances, similar to but more limited than the protection already afforded to directors under our Amended and Restated Certificate of Incorporation.
In line with the update to Delaware law, we are proposing, and are asking stockholders to approve, an amendment to the Amended and Restated Certificate of Incorporation to extend the exculpation provisions to certain officers. Specifically, the proposed amendment, which our Board has approved and declared advisable, would amend Article IX of the Amended and Restated Certificate of Incorporation as follows (in ~~strikethrough~~ and double underline):
“ARTICLE IX
LIABILITY OF DIRECTORS AND OFFICERS
Section 9.1   Limitation of Liability.   To the fullest extent permitted by the DGCL ~~as the same exists or as may hereafter be amended~~, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable. If the DGCL is hereafter amended to authorize the further elimination or limitation of the liability of a director or officer, as applicable, then the liability of a director or officer of the Corporation, as applicable, shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. Solely for purposes of this Article IX, “officer” shall have the meaning provided in Section 102(b)(7) of the DGCL.
Section 9.2   Amendment or Repeal.   Any amendment, alteration or repeal of this Article IX that adversely affects any right of a director or officer shall be prospective only and shall not limit or eliminate any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment, alteration or repeal.”
Purpose and Effect of the Proposed Amendment
The Board believes that it is important to extend exculpation protection to officers, to the fullest extent permitted by Delaware law, in order to better position the Company to attract and retain qualified and experienced officers. In the absence of such protection, such individuals might be deterred from serving as officers due to exposure to personal liability and the risk of incurring substantial expense in defending lawsuits, regardless of merit. The nature of their role often requires officers to make decisions on crucial matters and frequently in response to time-sensitive opportunities and challenges, which can create substantial risk of lawsuits seeking to impose liability with the benefit of hindsight and regardless of merit. Aligning the protections available to our officers with those available to our directors would empower officers to exercise their business judgment in furtherance of stockholder interests without the potential for distraction posed by the risk of personal liability. In addition, the proposed amendment also potentially could reduce future litigation costs and indemnification expenses for the Company associated with frivolous lawsuits.
The Board also believes that the proposed amendment would strike the appropriate balance between furthering the Company’s goals of attracting and retaining quality officers with promoting stockholder accountability because, consistent with the update to Delaware law and subject to future Delaware law updates, proposed amendment would exculpate officers only in connection with direct claims brought by stockholders, including class actions, but would not eliminate or limit liability with respect to any of the following:
•
breach of fiduciary duty claims brought by the Company itself;

•
derivative claims brought by stockholders in the name of the Company;

•
any claims involving breach of the duty of loyalty to the Company or its stockholders;

•
any claims involving acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; or

•
any claims involving transactions from which the officer derived an improper personal benefit.

Under the proposed amendment, and based on current Delaware law, the only officer positions eligible for exculpation would be (i) anyone serving as our President, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Chief Legal Officer, Chief Accounting Officer, Controller and Treasurer, (ii) any other Named Executive Officers, and (iii) any other officer who has consented to service of process in Delaware by written agreement.
Taking into account the narrow class and type of claims for which officers would be exculpated under current Delaware law, and the benefits the Board believes would accrue to the Company and its stockholders — enhancing our ability to attract and retain talented officers and potentially reducing future litigation costs and indemnification expenses associated with frivolous lawsuits — the Board determined that the proposed amendment to extend exculpation protection to officers is in the best interests of the Company and its stockholders.
A complete copy of the current Amended and Restated Certificate of Incorporation is available as an exhibit to our 2023 Annual Report on Form 10-K.
Effectiveness of the Proposed Amendment
The proposed amendment to extend exculpation protection to officers is binding. If the proposed amendment is approved, it will become effective upon filing of a Certificate of Amendment to the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO REFLECT DELAWARE LAW PROVISIONS REGARDING OFFICER EXCULPATION.

PROPOSAL 5
APPROVAL OF THE CHARTER AMENDMENT FOR OUR SUBSIDIARY ASSERTIO THERAPEUTICS, INC.
General Information
On May 19, 2020, Assertio Therapeutics, Inc. (Therapeutics) implemented a holding company reorganization (the Holding Company Reorganization) pursuant to Section 251(g) of the General Corporation Law of the State of Delaware (the DGCL), through which Therapeutics became a subsidiary of Assertio Holdings, Inc. and, subsequently, Assertio Holdings, Inc. merged with Zyla Life Sciences (“Zyla”) in a transaction we refer to as the “Zyla Merger.” As a result of the Holding Company Reorganization, Therapeutics became a direct, wholly-owned subsidiary of Assertio Holdings, Inc, and Assertio Holdings, Inc. replaced Therapeutics as the public company trading on Nasdaq under the ticker symbol “ASRT”.
As required by Section 251(g) of the DGCL, in connection with the Holding Company Reorganization, Therapeutics’ Amended and Restated Certificate of Incorporation was further amended (as so amended and restated, the Therapeutics Charter) to provide that all acts or transactions involving Therapeutics, other than the election or removal of directors, that require the approval of the Company as Therapeutics’ sole stockholder will also require the approval of the Company’s stockholders by the same vote as is required by the DGCL and the Therapeutics Charter (the Pass-Through Voting Provision). Accordingly, the Pass-Through Voting Provision gives the Company’s stockholders direct voting rights with respect to matters affecting Therapeutics that would otherwise only require the approval of the Company as Therapeutics’ sole stockholder. Absent a provision like the Pass-Through Voting Provision, there is no general requirement under Delaware law that stockholders of a parent entity be given the right to vote on transactions involving the parent entity’s wholly-owned subsidiaries.
The Board sought approval from the Company’s stockholders to amend the Therapeutics Charter to remove the Pass-Through Voting Provision at the 2023 Annual Meeting. Although approximately 96% of votes cast supported the proposal at the 2023 Annual Meeting, the proposal was not approved because the votes “For” the proposal represented less than a majority of the Company’s outstanding shares of common stock as of the record date for the 2023 Annual Meeting.
Accordingly, the Board is again seeking approval from the Company’s stockholders to amend the Therapeutics Charter to remove the Pass-Through Voting Provision. Among other things, the elimination of the Pass-Through Voting Provision would allow the Company, as Therapeutics’ sole stockholder, to approve certain corporate acts relating to Therapeutics without the additional approval of the Company’s stockholders. The Pass-Through Voting Provision, which will be removed from the Therapeutics Charter if the proposed amendment is approved, reads as follows:
Other than the election or removal of directors of the Corporation, any act or transaction by or involving the Corporation requiring for its adoption the approval of the stockholders of the Corporation under this Certificate of Incorporation or the DGCL shall, in accordance with Section 251(g) of the DGCL, require, in addition, the approval of the stockholders of Assertio Holdings, Inc. (or any successor thereto by merger), by the same vote as is required by the DGCL and/or this Certificate of Incorporation.
To effectuate this, Article X of the Therapeutics Charter will be deleted in its entirety. A complete copy of the current Therapeutics Charter is available as Exhibit A to Exhibit 2.2 to the Current Report on Form 8-K filed by Therapeutics on May 22, 2020.
Reasons for the Therapeutics Charter Amendment
The removal of the Pass-Through Voting Provision will put the Company in the same position as most other public holding companies that operate through multiple subsidiaries. It is uncommon for the stockholders of such public holding companies to have direct voting rights as to matters that affect only subsidiaries of the holding company. By removing this requirement, the Company will gain the flexibility and efficiency currently realized by most other companies that operate under the same, or similar, structures.

Under Delaware law, certain acts, such as a change in domicile, the conversion of a wholly-owned subsidiary from a corporation into a limited liability company, a merger involving a wholly-owned subsidiary or an amendment to the certificate of incorporation of the subsidiary would require the approval of the parent corporation as the sole stockholder of the subsidiary, but would not normally require a vote of the stockholders of the parent corporation. However, if the Pass-Through Voting Provision were to be retained in the Therapeutics Charter, then such acts would require the approval of the Company’s stockholders. For example, if stockholders approve this Proposal 5, the Company could convert Therapeutics from a corporation into a limited liability company in order to permit the Company to potentially utilize for tax purposes certain net operating losses that cannot be utilized by Therapeutics.
Obtaining the approval of the stockholders of a public corporation would significantly delay Therapeutics’ ability to complete certain actions and increase their costs, including through scheduling a vote, whether at a regular annual stockholders meeting or at a special meeting, of the Company’s stockholders. To avoid such delays and costs, and to provide maximum flexibility and efficiency under the Company’s new holding company structure, the Company proposes to remove the Pass-Through Voting Provision from the Therapeutics Charter. Following the removal of the Pass-Through Voting Provision from the Therapeutics Charter, stockholders of the Company would continue to have the voting rights typically provided to stockholders of a public holding company by Delaware law.
No Real Impact on Stockholder Rights
Removing the Pass-Through Voting Provision from the Therapeutics Charter would have no effect on the right of stockholders of the Company to vote on matters relating to the Company, such as a merger or consolidation of the Company, a sale of all or substantially all of the Company’s assets, or any other acts or transactions requiring the approval of the Company’s stockholders under applicable law. If the proposed amendment is approved by the Company’s stockholders and effected, then the Pass-Through Voting Provision would be removed from the Therapeutics Charter, and the Company would no longer be required to undertake the burdensome step of obtaining the additional approval of the Company’s stockholders for acts or transactions by or involving Therapeutics as is currently required by the Pass-Through Voting Provision.
Effective Date
The Board of Directors of Therapeutics and the Company, as its sole stockholder, have approved and declared advisable the Therapeutics Charter Amendment in accordance with Delaware law. If the Therapeutics Charter Amendment proposal is approved, Therapeutics is expected to file a Certificate of Amendment to the Therapeutics Charter with the Secretary of State of the State of Delaware to be effective promptly following the Annual Meeting.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE THERAPEUTICS CHARTER AMENDMENT.

PROPOSAL 6
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed Grant Thornton LLP (Grant Thornton), independent registered public accounting firm, to audit the Company’s financial statements, management’s assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting of the Company for the fiscal year ending December 31, 2024. The Audit Committee recommends that the stockholders vote for the ratification of such appointment. A representative of Grant Thornton is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.
The Audit Committee is directly responsible for the appointment, compensation and oversight of the audit work of the independent registered public accounting firm. In addition, the Audit Committee considers the independence of the independent auditor and participates in the selection of the independent auditor’s lead engagement partner. Grant Thornton has been the Company’s independent registered public accounting firm since 2021. The Audit Committee considered a number of factors in determining whether to re-engage Grant Thornton as the Company’s independent registered public accounting firm, including the length of time the firm has served in this role, the firm’s professional qualifications and resources, the firm’s past performance, and the firm’s capabilities in handling the breadth and complexity of its business, as well as the potential impact of changing independent auditors. In accordance with standing policy and independence rules, Grant Thornton periodically changes the personnel who work on the audit. The Audit Committee believes that the continued retention of Grant Thornton as the Company’s independent auditor is in the best interests of the Company and its stockholders.
Selection of the Company’s independent registered public accounting firm is not required to be submitted to a vote of the stockholders of the Company for ratification. However, the Board is submitting this matter to the stockholders as a matter of good corporate governance. If the stockholders fail to vote on an advisory basis in favor of the appointment, the Audit Committee will reconsider whether to retain Grant Thornton LLP, and may retain that firm or another without re-submitting the matter to the Company’s stockholders. Even if stockholders vote on an advisory basis in favor of the appointment, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and the stockholders.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024.

OTHER MATTERS
At the time of preparation of this Proxy Statement, neither the Board nor management intends to bring before the Annual Meeting any business other than the matters referred to in the Notice of Virtual Annual Meeting and this Proxy Statement. If any other business should properly come before the Annual Meeting, or any adjournment or postponement thereof, the persons named in the proxy will vote on such matters according to their best judgment.
Stockholders Sharing the Same Address
In accordance with notices previously sent to stockholders who hold their shares through a bank, broker or other holder of record (a street-name stockholder) and share a single address, only one annual report and proxy statement is being delivered to that address unless contrary instructions from any stockholder at that address were received. This practice, known as “householding,” is intended to conserve resources and reduce the Company’s printing and postage costs. However, any such street-name stockholder residing at the same address who wishes to receive a separate copy of this Proxy Statement or accompanying Annual Report on Form 10-K may request a copy by contacting the bank, broker or other holder of record, or the Company by telephone at (224) 419-7106 or by mail at the address listed under “Form 10-K” below and the company will promptly deliver a separate copy of the Annual Report or Proxy Statement upon such request. The voting instruction form sent to a street-name stockholder should provide information on how to request (1) householding of future Company materials or (2) separate materials if only one set of documents is being sent to a household. If it does not, a stockholder who would like to make one of these requests should contact the Company as indicated above.
Form 10-K
The Company will mail without charge to any stockholder upon written request, a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, including the financial statements, schedules and a list of exhibits. Requests should be sent to Assertio Holdings, Inc., 100 South Saunders Road, Suite 300, Lake Forest, Illinois 60045, Attn: Investor Relations.
Stockholder Proposals
Rule 14a-8 Stockholder Proposals.   Under the rules of the SEC, stockholders who wish to submit proposals for inclusion in the Proxy Statement for the 2025 Annual Meeting of Stockholders must submit such proposals so as to be received by the Company at 100 South Saunders Road, Suite 300, Lake Forest, Illinois 60045, no later than the close of business (5:00 p.m. Central Time) on [      ], 2024, or as otherwise permitted by applicable law. Such proposals must comply with all other requirements of Rule 14a-8 of the Exchange Act. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.
Advance Notice Provisions.   The Company’s Bylaws, as amended, currently provide that advance notice of a stockholder’s proposal (including a director nomination) other than a proposal submitted under Rule 14a-8 must be delivered to the Corporate Secretary of the Company at the Company’s principal executive offices not earlier than the close of business on the 150th day, and not later than the close of business on the 120th day, prior to the first anniversary of the preceding year’s annual meeting. However, the Bylaws also provide that in the event that no annual meeting was held in the previous year or the date of the annual meeting is advanced by more than 30 days or delayed by more than 30 days after the anniversary of the previous year’s annual meeting, this advance notice must be delivered not later than the close of business on the later of the 120th day prior to such annual meeting or the 10th day following the date on which public announcement of the date of such meeting is first made. Therefore, unless the date of the 2025 Annual Meeting is advanced by more than 30 days or delayed by more than 30 days after the anniversary of the 2024 Annual Meeting, notice of proposed nominations or proposals (other than pursuant to Rule 14a-8) must be received by the Corporate Secretary of the Company not earlier than December 9, 2024 and not later than the close of business (5:00 p.m. Central Time) on January 8, 2025. Each stockholder’s notice must comply with the requirements of the Company’s Bylaws (which includes the timing and information required under Rule 14a-19 of the Exchange Act). A copy of the full text of the provisions of the Company’s Bylaws dealing with stockholder nominations and proposals is available to stockholders from the Company’s

Investor Relations Department upon written request. If a stockholder fails to meet these deadlines or fails to satisfy the requirements of Rule 14a-4 of the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote on any such proposal as we determine appropriate.
We reserve the right to reject, rule out of order or take other appropriate action with respect to any nomination or proposal that does not comply with these and other applicable requirements.
Additionally, any stockholder seeking to recommend a director candidate or any director candidate who wishes to be considered by the Nominating and Corporate Governance Committee, the committee that recommends a slate of nominees to the Board for election at each annual meeting, must provide the Corporate Secretary of the Company with all information relating to such nominee that is required to be disclosed in proxy statements pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in a proxy statement as a nominee and to serving as a director if elected). The Nominating and Corporate Governance Committee will consider all director candidates who comply with these requirements.
Lake Forest, Illinois
April [      ], 2024
BY ORDER OF THE BOARD OF DIRECTORS
/s/ Heather L. Mason
Heather L. Mason
Interim Chief Executive Officer

Appendix A
RECONCILIATION OF GAAP NET (LOSS) INCOME TO NON-GAAP
EBITDA AND ADJUSTED EBITDA
(in thousands)
(unaudited)
	Twelve Months Ended December 31,
	2023	2022	Financial Statement Classification
GAAP Net (Loss) Income	$(331,942)	$109,625
Interest expense	3,380	7,961	Interest expense
Income tax (expense) benefit	77,888	(78,459)	Income tax (expense) benefit
Depreciation expense	702	787	Selling, general and administrative expenses
Amortization of intangible assets	27,527	32,608	Amortization of intangible assets
EBITDA (Non-GAAP)	(222,445)	72,522
Adjustments:
Legacy product reserves(1)	(185)	1,290	Other revenue
Stock-based compensation	9,158	7,504	Selling, general and administrative expenses
Change in fair value of contingent consideration(2)	(25,538)	18,687	Change in fair value of contingent consideration
Debt-related expenses(3)	9,918	—	Debt-related expenses
Transaction-related expenses(4)	8,900	—	Selling, general and administrative expenses
Loss on impairment of intangible assets(5)	279,639	—	Loss on impairment of intangible assets
Restructuring costs(6)	5,476	—	Restructuring charges
Other(7)	2,820	1,592	Multiple
Adjusted EBITDA (Non-GAAP)	$67,743	$101,595

(1)
Represents removal of the impact of revenue adjustment to reserves for product sales allowances (gross-to-net-sales allowances) estimates related to previously divested products.

(2)
The fair value of the contingent consideration is remeasured each reporting period, with changes in the fair value resulting from changes in the underlying inputs being recognized as a benefit or expense in operating expenses until the contingent consideration arrangement is settled.

(3)
Debt-related expenses consist of an induced conversion expense of approximately $8.8 million and direct transaction costs of approximately $1.1 million incurred as a result of the privately negotiated exchange of $30.0 million principal amount of the Company’s 6.5% Convertible Senior Notes due 2027 in the first quarter of 2023.

(4)
Represents transaction-related expenses associated with the acquisition of Spectrum, which closed effective July 31, 2023.

(5)
Represents the charge in the period for the impairment of intangible assets resulting from the revaluation of the Company’s long-lived assets.

(6)
Restructuring charges represent non-recurring costs associated with the Company’s announced restructuring plan.

A-1

(7)
Other represents the following adjustments (in thousands):

	Twelve Months Ended December 31,		Financial Statement Classification
	2023	2022
Amortization of inventory step-up	$5,167	$807	Cost of sales
Interest income on short-term investments	(2,403)	—	Other gain (loss)
Derivative fair value adjustment	56	252	Other gain (loss)
Gain on debt extinguishment	—	(1,046)	Other gain (loss)
Loss recognized for expected credit loss reserve	—	1,579	Other gain (loss)
Total Other	$2,820	$1,592
Non-GAAP Financial Measures
To supplement the Company’s financial results presented on a U.S. generally accepted accounting principles (GAAP) basis, the Company has included information about non-GAAP measure of adjusted EBITDA as a useful operating metric. The Company believes that the presentation of this non-GAAP financial measure, when viewed with results under GAAP and the accompanying reconciliation, provides supplementary information to analysts, investors, lenders, and the Company’s management in assessing the Company’s performance and results from period to period. The Company uses this non-GAAP measure internally to understand, manage and evaluate the Company’s performance. This non-GAAP financial measure should be considered in addition to, and not a substitute for, or superior to, net income or other financial measures calculated in accordance with GAAP. Non-GAAP financial measures used by us may be calculated differently from, and therefore may not be comparable to, non-GAAP measures used by other companies.
Specified Items
Non-GAAP measures presented within this Proxy Statement exclude specified items. The Company considers specified items to be significant income/expense items not indicative of current operations. Specified items include adjustments to interest expense, income tax expense (benefit), depreciation expense, amortization expense, sales reserves adjustments for products the Company is no longer selling, stock- based compensation expense, fair value adjustments to contingent consideration or derivative liability, restructuring costs, amortization of fair value inventory step-up as result of purchase accounting, transaction- related costs, gains or losses from adjustments to long-lived assets and assets not part of current operations, changes in valuation allowances on deferred tax assets, and gains or losses resulting from debt refinancing or extinguishment.

A-2

Appendix B
ASSERTIO HOLDINGS, INC.
AMENDED AND RESTATED
2014 OMNIBUS INCENTIVE PLAN
1.   Plan.   Assertio Holdings, Inc., a Delaware corporation (the “Company”), originally established the 2014 Omnibus Incentive Plan (the “Original Plan”), effective as of February 19, 2014 (the “Effective Date”). The Original Plan was most recently amended and restated in its entirety effective May 10, 2023 in connection with the Company’s 2023 annual meeting of stockholders. The Original Plan, as amended and restated through May 10, 2023, is hereby further amended and restated in its entirety (as amended and restated, the “Plan”). This Plan shall continue in effect through May 4, 2029 unless sooner terminated by action of the Board of Directors of the Company.
2.   Objectives.   This Plan is designed to attract and retain employees and consultants of the Company and its Subsidiaries (as defined herein), to attract and retain qualified non-employee directors of the Company, to encourage the sense of proprietorship of such employees, consultants and directors and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries. These objectives are to be accomplished by making Awards under this Plan and thereby providing Participants (as defined herein) with a proprietary interest in the growth and performance of the Company and its Subsidiaries.
3.   Definitions.   As used herein, the terms set forth below shall have the following respective meanings:
“Affiliate” means an entity controlling, controlled by, or under common control with, the Company.
“Authorized Officer” means the Chairman of the Board, the Chief Executive Officer of the Company (or any other senior officer of the Company to whom any of such individuals shall delegate the authority to execute any Award Agreement).
“Award” means the grant of any Option, Stock Appreciation Right, Stock Award, or Cash Award, any of which may be structured as a Performance Award, whether granted singly, in combination or in tandem, to a Participant pursuant to such applicable terms, conditions, and limitations as the Committee may establish in accordance with the objectives of this Plan.
“Award Agreement” means the document (in written or electronic form) communicating the terms, conditions and limitations applicable to an Award. The Committee may, in its discretion, require that the Participant execute such Award Agreement, or may provide for procedures through which Award Agreements are made effective without execution. Any Participant who is granted an Award and who does not affirmatively reject the applicable Award Agreement shall be deemed to have accepted the terms of Award as embodied in the Award Agreement.
“Board” means the Board of Directors of the Company.
“Cash Award” means an Award denominated in cash.
“Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)   the consummation of any merger, consolidation or similar transaction involving the Company (“Merger”), if following such Merger the holders of the Company’s outstanding voting securities immediately prior to such Merger do not own a majority of the outstanding voting securities of the surviving corporation in approximately the same proportion as before such Merger (and in such event, excluding the ownership of any person (or any other person acting in concert with such person) whose ownership percentage increased as a result of such Merger);
(ii)   the consummation of any sale, lease, exchange, exclusive license or other transfer in one transaction or a series of related transactions of all or substantially all of the Company’s assets, other than a transfer of the Company’s assets to a majority-owned subsidiary of the Company or any other entity the majority of whose voting power is held by the shareholders of the Company in approximately the same proportion as before such transaction;
(iii)
the liquidation or dissolution of the Company;

(iv)   the acquisition by a person, as defined in Section 3(a)(9) of the Exchange Act, and including a group of persons within the meaning of Section 13(d)(3) of the Exchange Act, of a majority or more of the Company’s outstanding voting securities (whether directly or indirectly, beneficially or of record); or
(v)   such other transaction as may be determined by the Board in good faith to constitute a change in control either (A) of the ownership or effective control of the voting securities of the Company or (B) of all or substantially all of the assets or the business of the Company.
Ownership of voting securities shall take into account and shall include ownership as determined by applying Rule 13d-3(d)(1)(i) (or any successor thereto) pursuant to the Exchange Act. If required for compliance with Section 409A of the Code, in no event will a Change in Control be deemed to have occurred if such transaction is not also a “change in the ownership or effective control” of the Company or change in the “ownership of a substantial portion of the assets” of the Company as determined under U.S. Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).
“Code” means the Internal Revenue Code of 1986, as amended.
“Committee” means the Compensation Committee of the Board, and any successor committee thereto or such other committee of the Board as may be designated by the Board to administer this Plan in whole or in part including any subcommittee of the Committee or such other committee as designated by the Board.
“Common Stock” means the Common Stock, par value $0.0001, of the Company.
“Company” means Assertio Holdings, Inc., a Delaware corporation, or any successor thereto.
“Consultant” means an individual providing services to the Company or any of its Subsidiaries, other than an Employee or a Director, and an individual who has agreed to become a consultant of the Company or any of its Subsidiaries and actually becomes such a consultant following such date of agreement.
“Consultant Award” means the grant of any Award (other than an Incentive Stock Option), whether granted singly, in combination, or in tandem, to a Participant who is a Consultant pursuant to such applicable terms, conditions, and limitations established by the Committee.
“Covered Employee” means any Employee who is or may be a “covered employee,” as defined in Code Section 162(m).
“Director” means an individual serving as a member of the Board who is not an Employee or a Consultant and an individual who has agreed to become a director of the Company or any of its Subsidiaries and actually becomes such a director following such date of agreement.
“Director Award” means the grant of any Award (other than an Incentive Stock Option), whether granted singly, in combination, or in tandem, to a Participant who is a Director pursuant to such applicable terms, conditions, and limitations established by the Board.
“Disability” means (1) if the Participant is an Employee, a disability that entitles the Employee to benefits under the Company’s long-term disability plan, as may be in effect from time to time, as determined by the plan administrator of the long-term disability plan or (2) if the Participant is a Director or a Consultant, a disability whereby the Director or Consultant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months. Notwithstanding the foregoing, if an Award is subject to Code Section 409A, the definition of Disability shall conform to the requirements of Treasury Regulation § 1.409A-3(i)(4)(i).
“Dividend Equivalents” means, in the case of Restricted Stock Units or Performance Units, an amount equal to all dividends and other distributions (or the economic equivalent thereof) that are payable to shareholders of record during the Restriction Period or performance period, as applicable, on a like number of shares of Common Stock that are subject to the Award.
“Employee” means an employee of the Company or any of its Subsidiaries and an individual who has agreed to become an employee of the Company or any of its Subsidiaries and actually becomes such an employee following such date of agreement.
“Employee Award” means the grant of any Award, whether granted singly, in combination, or in tandem, to an Employee pursuant to such applicable terms, conditions, and limitations established by the Committee.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
“Exercise Price” means the price at which a Participant may exercise his right to receive cash or Common Stock, as applicable, under the terms of an Award.
“Fair Market Value” of a share of Common Stock means, as of a particular date, (1) if shares of Common Stock are listed on a national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (2) if the Common Stock is not so listed, the average of the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by an inter-dealer quotation system, (3) if shares of Common Stock are not publicly traded, the most recent value determined by an independent appraiser appointed by the Committee for such purpose, or (4) if none of the above are applicable, the Fair Market Value of a share of Common Stock as determined in good faith by the Committee. This definition of “Fair Market Value” may also be applied to Marketable Securities, in which case this definition shall mean (1) the closing sales price per share of such Marketable Securities on the consolidated transaction reporting system for the principal national securities exchange or other established securities exchange on which shares of such Marketable Securities are listed on that date, or, if there shall have been no such sale as reported on that date, on the last preceding date on which such a sale was so reported, or (2) if the sales price is not so reported, the average of the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by an inter-dealer quotation system.
“Grant Date” means the date an Award is granted to a Participant pursuant to this Plan.
“Incentive Stock Option” means an Option that is intended to comply with the requirements set forth in Code Section 422.
“Marketable Securities” means a class of equity securities actively traded on an established securities exchange.
“Nonqualified Stock Option” means an Option that is not intended to comply with the requirements set forth in Code Section 422.
“Option” means a right to purchase a specified number of shares of Common Stock at a specified Exercise Price, which is either an Incentive Stock Option or a Nonqualified Stock Option.
“Participant” means an Employee, Consultant or Director to whom an Award has been made under this Plan.
“Performance Award” means an Award made pursuant to this Plan to a Participant which is subject to the attainment of one or more Performance Goals.
“Performance Goal” means one or more standards established by the Committee to determine in whole or in part whether a Performance Award shall be earned.
“Performance Unit” means a unit evidencing the right to receive in specified circumstances one share of Common Stock or equivalent value in cash, the value of which at the time it is settled is determined as a function of the extent to which established performance criteria have been satisfied.

“Performance Unit Award” means an Award in the form of Performance Units.
“Prior Plan” means the 2004 Equity Incentive Plan of Assertio Therapeutics, Inc.
“Qualified Performance Awards” has the meaning set forth in Section 8(a)(vii)(B).
“Restricted Stock” means a share of Common Stock that is restricted or subject to forfeiture provisions.
“Restricted Stock Award” means an Award that results in the issuance of Restricted Stock on the Grant Date.
“Restricted Stock Unit” means a unit evidencing the right to receive in specified circumstances one share of Common Stock or equivalent value in cash that is restricted or subject to forfeiture provisions.
“Restricted Stock Unit Award” means an Award in the form of Restricted Stock Units.
“Restriction Period” means a period of time beginning as of the date upon which a Restricted Stock Award or Restricted Stock Unit Award is made pursuant to this Plan and ending as of the date upon which such Award is no longer restricted or subject to forfeiture provisions.
“Stock Appreciation Right” or “SAR” means a right to receive a payment, in cash or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the right is exercised over a specified Exercise Price.
“Stock Award” means an Award in the form of shares of Common Stock, including a Restricted Stock Award, and a Restricted Stock Unit Award or Performance Unit Award that may be settled in shares of Common Stock, and excluding Options and SARs.
“Stock-Based Award Limitations” has the meaning set forth in Section 5.
“Subsidiary” means (1) in the case of a corporation, any corporation of which the Company directly or indirectly owns shares representing 50% or more of the combined voting power of the shares of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the shareholders of such corporation, and (2) in the case of a partnership or other business entity not organized as a corporation, any such business entity of which the Company directly or indirectly owns 50% or more of the voting power of such business entity (whether in the form of partnership interests, membership interests or otherwise) or serves, directly or indirectly as the general partner (in the case of a limited partnership), the manager (in the case of a limited liability company) or in a comparable role (in the case of another form of business entity).
4.
Eligibility.

(a)   Employees.   All Employees are eligible for Employee Awards under this Plan, provided, however, that if the Committee makes an Employee Award to an individual whom it expects to become an Employee following the Grant Date of such Award, such Award shall be subject to (among other terms and conditions) the individual actually becoming an Employee.
(b)   Consultants.   All Consultants are eligible for Consultant Awards under this Plan, provided, however, that if the Committee makes a Consultant Award to an individual whom it expects to become a Consultant following the Grant Date of such Award, such Award shall be subject to (among other terms and conditions) the individual actually becoming a Consultant.
(c)   Directors.   All Directors are eligible for Director Awards under this Plan, provided, however, that if the Board makes a Director Award to an individual whom it expects to become a Director following the Grant Date of such Award, such Award shall be subject to (among other terms and conditions) the individual actually becoming a Director.
The Committee (or the Board, in the case of Director Awards) shall determine the type or types of Awards to be made under this Plan and shall designate from time to time the Employees, Consultants or Directors who are to be granted Awards under this Plan.

5.   Common Stock Available for Awards.   Subject to the provisions of Section 15 hereof, there shall be available for Awards under this Plan granted wholly or partly in Common Stock (including rights or Options that may be exercised for or settled in Common Stock) an aggregate of 19,867,500 shares of Common Stock (the “Maximum Share Limit”), all of which shall be available for Incentive Stock Options. Each Stock Award granted under this Plan shall be counted against the Maximum Share Limit as 1.11 shares of Common Stock; each Option and SAR shall be counted against the Maximum Share Limit as 1 share of Common Stock.
Awards settled in cash shall not reduce the Maximum Share Limit under the Plan. If an Award expires or is terminated, cancelled or forfeited, the shares of Common Stock associated with the expired, terminated, cancelled or forfeited Award shall again be available for Awards under the Plan, and the Maximum Share Limit shall be increased by the same amount as such shares were counted against the Maximum Share Limit (i.e., increased by 1.11 shares of Common Stock, if a Stock Award, and 1 share of Common Stock, if an Option or SAR). Shares of Common Stock that are tendered by a Participant or withheld as full or partial payment of minimum withholding taxes related to the vesting or settlement of an Award other than Options or SARs shall become available again for Awards under the Plan. The following shares of Common Stock shall not become available again for Awards under the Plan:
(i)   Shares of Common Stock that are tendered by a Participant or withheld (1) as full or partial payment of minimum withholding taxes related to the exercise or settlement of Options or SARs, (2) as payment for the Exercise Price of an Option or SAR or (3) in connection with the settlement of an SAR;
(ii)   Shares of Common Stock repurchased on the open market with the proceeds of an Exercise Price of an Option or SAR; and
(iii)   Shares of Common Stock reserved for issuance upon grant of an SAR, to the extent the number of reserved shares of Common Stock exceeds the number of shares of Common Stock actually issued upon exercise or settlement of such SAR.
The foregoing notwithstanding, subject to applicable stock exchange listing requirements, the Maximum Share Limit shall not be reduced by (x) shares of Common Stock issued under Awards granted in assumption, substitution or exchange for previously granted awards of a company acquired by the Company and (y) available shares under a shareholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) and such shares shall be available for Awards under the Plan.
The Board and the appropriate officers of the Company shall from time to time take whatever actions are necessary to file any required documents with governmental authorities, stock exchanges and transaction reporting systems to ensure that shares of Common Stock are available for issuance pursuant to Awards.
Notwithstanding anything to the contrary contained in this Plan, the following limitations shall apply to any Awards made hereunder:
(a)   No Employee may be granted during any calendar year Awards consisting of Options or SARs that are exercisable for more than 2,000,000 shares of Common Stock;
(b)   No Employee may be granted during any calendar year Qualified Performance Awards that are Stock Awards covering or relating to more than 2,000,000 shares of Common Stock (the limitation set forth in this clause (b), together with the limitation set forth in clause (a) above, being hereinafter collectively referred to as the “Stock-Based Award Limitations”); and
(c)   No Employee may be granted during any calendar year Qualified Performance Awards that are (1) Cash Awards or (2) Restricted Stock Unit Awards or Performance Unit Awards that may be settled solely in cash having a value determined on the Grant Date in excess of $5,000,000.
Shares delivered by the Company in settlement of Awards may be authorized and unissued shares of Common Stock, shares of Common Stock held in the treasury of the Company, shares of Common Stock purchased on the open market or by private purchase or any combination of the foregoing.

6.
Administration.

(a)   Authority of the Committee.   Except as otherwise provided in this Plan with respect to actions or determinations by the Board, this Plan shall be administered by the Committee; provided, however, that (i) any and all members of the Committee shall satisfy any independence requirements prescribed by any stock exchange on which the Company lists its Common Stock; (ii) Awards may be granted to individuals who are subject to Section 16(b) of the Exchange Act only if the Committee is comprised solely of two or more “Non-Employee Directors” as defined in Securities and Exchange Commission Rule 16b-3 (as amended from time to time, and any successor rule, regulation or statute fulfilling the same or similar function); and (iii) any Award intended to qualify for the “performance- based compensation” exception under Code Section 162(m) shall be granted only if the Committee is comprised solely of two or more “outside directors” within the meaning of Code Section l62(m) and regulations pursuant thereto. Subject to the provisions hereof, the Committee shall have full and exclusive power and authority to administer this Plan and to take all actions that are specifically contemplated hereby or are necessary or appropriate in connection with the administration hereof. The Committee shall also have full and exclusive power to interpret this Plan and to adopt such rules, regulations and guidelines for carrying out this Plan as it may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of this Plan. Subject to Section 6(c) hereof, the Committee may, in its discretion, (x) provide for the extension of the exercisability of an Award, or (y) in the event of death, Disability, retirement or Change in Control, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions contained in an Award, waive any restriction or other provision of this Plan or an Award or otherwise amend or modify an Award in any manner that is, in either case, (1) not materially adverse to the Participant to whom such Award was granted, (2) consented to by such Participant or (3) authorized by Section 15(c) hereof; provided, however, that except as expressly provided in Section 8(a)(i) or 8(a)(ii) hereof, no such action shall permit the term of any Option or SAR to be greater than 10 years from its Grant Date. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award Agreement in the manner and to the extent the Committee deems necessary or desirable to further this Plan’s purposes. Any decision of the Committee in the interpretation and administration of this Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. The Board shall have the same powers as the Committee with respect to Director Awards.
(b)   Indemnity.   No member of the Board or the Committee or officer of the Company to whom the Committee has delegated authority in accordance with the provisions of Section 7 of this Plan shall be liable for anything done or omitted to be done by him, by any member of the Board or the Committee or by any officer of the Company in connection with the performance of any duties under this Plan, except for his own willful misconduct or as expressly provided by statute.
(c)   Prohibition on Repricing of Awards.   Subject to the provisions of Section 15 hereof, the terms of outstanding Award Agreements may not be amended without the approval of the Company’s shareholders so as to (i) reduce the Exercise Price of any outstanding Options or SARs or (ii) cancel any outstanding Options or SARs in exchange for cash or other Awards (including substitutions and cash buyouts), or Options or SARs with an Exercise Price that is less than the Exercise Price of the original Options or SARs.
(d)   Minimum Vesting Provisions.   Notwithstanding anything herein to the contrary, Awards granted under the Plan may not become exercisable, vest or be settled, in whole or in part, prior to the one- year anniversary of the date of grant, except that (i) the Committee (or the Board, as applicable) may provide that Awards become exercisable, vest or settle prior to such date in the event of the Participant’s death or disability or in the event of a Change in Control and (ii) a Director Award may vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting. Notwithstanding the foregoing, up to 5% of the aggregate number of shares of Common Stock subject to the Maximum Share Limit may be issued pursuant to Awards subject to any, or no, vesting conditions, as the Committee (or the Board) determines appropriate.

7.   Delegation of Authority.   The Committee may delegate any of its authority to grant Awards to Employees who are not subject to Section 16(b) of the Exchange Act and Consultants, subject to Section 6(a) above, to the Board or to any other committee of the Board, provided such delegation is made in writing and specifically sets forth such delegated authority. The Committee may also delegate to an Authorized Officer authority to execute on behalf of the Company any Award Agreement. The Committee and the Board, as applicable, may engage or authorize the engagement of a third party administrator to carry out administrative functions under this Plan. Any such delegation hereunder shall only be made to the extent permitted by applicable law.
8.
Employee Awards.

(a)   Committee shall determine the type or types of Employee Awards to be made under this Plan and shall designate from time to time the Employees who are to be the recipients of such Awards. Each Award shall be embodied in an Award Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Committee, in its sole discretion, and, if required by the Committee, shall be signed by the Participant to whom the Award is granted and by an Authorized Officer for and on behalf of the Company. Awards may consist of those listed in this Section 8(a) hereof and may be granted singly, in combination or in tandem. Awards may also be made in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under this Plan or any other plan of the Company or any of its Subsidiaries, including the plan of any acquired entity; provided, however, that, except as contemplated in Section 15 hereof, no Option or SAR may be issued in exchange for the cancellation of an Option or SAR with a higher Exercise Price nor may the Exercise Price of any Option or SAR be reduced. All or part of an Award may be subject to conditions established by the Committee. Upon the termination of employment by a Participant who is an Employee, any unexercised, unvested or unpaid Awards shall be treated as set forth in the applicable Award Agreement or in any other written agreement the Company has entered into with the Participant.
(i)   Options.   An Employee Award may be in the form of an Option. An Option awarded pursuant to this Plan may consist of either an Incentive Stock Option or a Nonqualified Stock Option. The price at which shares of Common Stock may be purchased upon the exercise of an Option shall be not less than the Fair Market Value of the Common Stock on the Grant Date, subject to adjustment as provided in Section 15 hereof. The term of an Option shall not exceed 10 years from the Grant Date; provided, however, if the term of a Nonqualified Option (but not an Incentive Option) expires when trading in the Common Stock is prohibited by law or the Company’s insider trading policy, then the term of such Nonqualified Option shall expire on the 30th day after the expiration of such prohibition. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Option, including, but not limited to, the term of any Option and the date or dates upon which the Option becomes vested and exercisable, shall be determined by the Committee.
(ii)   Stock Appreciation Rights.   An Employee Award may be in the form of an SAR. The Exercise Price for an SAR shall not be less than the Fair Market Value of the Common Stock on the Grant Date, subject to adjustment as provided in Section 15 hereof. The holder of a tandem SAR may elect to exercise either the Option or the SAR, but not both. The exercise period for an SAR shall extend no more than 10 years after the Grant Date; provided, however, if the term of an SAR expires when trading in the Common Stock is prohibited by law or the Company’s insider trading policy, then the term of such SAR shall expire on the 30th day after the expiration of such prohibition. Subject to the foregoing provisions, the terms, conditions, and limitations applicable to any SAR, including, but not limited to, the term of any SAR and the date or dates upon which the SAR becomes vested and exercisable, shall be determined by the Committee.
(iii)   Stock Awards.   An Employee Award may be in the form of a Stock Award. The terms, conditions and limitations applicable to any Stock Award, including, but not limited to, vesting or other restrictions, shall be determined by the Committee, and subject to the minimum Restriction Period and performance period requirements and any other applicable requirements described in this Section 8(a) hereof.

(iv)   Restricted Stock Unit Awards.   An Employee Award may be in the form of a Restricted Stock Unit Award. The terms, conditions and limitations applicable to a Restricted Stock Unit Award, including, but not limited to, the Restriction Period, shall be determined by the Committee. Subject to the terms of this Plan, the Committee, in its sole discretion, may settle Restricted Stock Units in the form of cash or in shares of Common Stock (or in a combination thereof) equal to the value of the vested Restricted Stock Units. Unless otherwise specified by the Committee with respect to a specific Award, Restricted Stock Unit awards shall be settled in shares of Common Stock.
(v)   Performance Unit Awards.   An Employee Award may be in the form of a Performance Unit Award. Each Performance Unit shall have an initial value that is established by the Committee on the Grant Date. Subject to the terms of this Plan, after the applicable performance period has ended, the Participant shall be entitled to receive settlement of the value and number of Performance Units earned by the Participant over the performance period, to be determined as a function of the extent to which the corresponding performance goals have been achieved. Settlement of earned Performance Units shall be as determined by the Committee and as evidenced in an Award Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, may settle earned Performance Units in the form of cash or in shares of Common Stock (or in a combination thereof) equal to the value of the earned Performance Units as soon as practicable after the end of the performance period and following the Committee’s determination of actual performance against the performance measures and related goals established by the Committee.
(vi)   Cash Awards.   An Employee Award may be in the form of a Cash Award. The terms, conditions and limitations applicable to a Cash Award, including, but not limited to, vesting or other restrictions, shall be determined by the Committee.
(vii)   Performance Awards.   Without limiting the type or number of Awards that may be made under the other provisions of this Plan, an Employee Award may be in the form of a Performance Award. The terms, conditions and limitations applicable to an Award that is a Performance Award shall be determined by the Committee. The Committee shall set Performance Goals in its discretion which, depending on the extent to which they are met, will determine the value and/or amount of Performance Awards that will be paid out to the Participant and/or the portion of an Award that may be exercised.
(A)   Nonqualified Performance Awards.   Performance Awards granted to Employees that are not intended to qualify as qualified performance-based compensation under Code Section 162(m) shall be based on achievement of such Performance Goals and be subject to such terms, conditions and restrictions as the Committee or its delegate shall determine.
(B)   Qualified Performance Awards.   Performance Awards granted to Employees under this Plan that are intended to qualify as qualified performance-based compensation under Code Section 162(m) shall be paid, vested or otherwise deliverable solely on account of the attainment of one or more pre-established, objective Performance Goals established by the Committee prior to the earlier to occur of (1) 90 days after the commencement of the period of service to which the Performance Goal relates and (2) the lapse of 25% of the period of service (as scheduled in good faith at the time the goal is established), and in any event while the outcome is substantially uncertain. A Performance Goal is objective if a third party having knowledge of the relevant facts could determine whether the goal is met. One or more of such goals may apply to the Employee, one or more business units, divisions or sectors of the Company, or the Company as a whole, and if so desired by the Committee, by comparison with a peer group of companies. A Performance Goal shall include one or more of the following: (1) earnings per share; (2) net order dollars; (3) increase in cash flow; (4) increase in cash flow from operations; (5) increase in cash flow return; (6) return on net assets; (7) return on assets; (8) return on investment; (9) return on capital; (10) return on equity; (11) economic value added; (12) operating margin; (13) net profit dollars; (14) net income; (15) net income per share; (16) pretax earnings; (17) pretax earnings before interest, depreciation and amortization, or EBITDA; (18) pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; (19) total shareholder return; (20) debt reduction; (21) net profit growth; (22) operating income; (23) internal rate of return; (24) safety; (25) net revenue dollars; (26) capital efficiency; (27) revenue growth (including revenue growth by product); (28) growth in product sales (including as measured by prescriptions for one or more pharmaceutical products); and (29) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Russell 3000 Stock Index or a group of comparable companies.
Unless otherwise stated, such a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). In interpreting Plan provisions applicable to Qualified Performance Awards, it is the intent of this Plan to conform with the standards of Code Section 162(m) and Treasury Regulation § 1.162-27(e)(2)(i), as to grants to Covered Employees and the Committee in establishing such goals and interpreting this Plan shall be guided by such provisions. Prior to the payment of any compensation based on the achievement of Performance Goals applicable to Qualified Performance Awards, the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. For this purpose, approved minutes of the Committee meeting in which the certification is made shall be treated as such written certification. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Qualified Performance Awards made pursuant to this Plan shall be determined by the Committee. The Committee may provide in any such Performance Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) ation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) unusual or nonrecurring items as described in Accounting Standards Codification (ASC) No. 225 (or any successor thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year, (f) acquisitions or divestitures, (g) foreign exchange gains and losses and (h) settlement of hedging activities.
(C)   Adjustment of Performance Awards.   Awards that are intended to be Qualified Performance Awards may not be adjusted upward. The Committee may retain the discretion to adjust such Performance Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.
9.
Consultant and Director Awards.

(a)   Consultant Awards.   The Committee has the sole authority to grant Consultant Awards from time to time in accordance with this Section 9(a). Consultant Awards may consist of the forms of Award described in Section 8, with the exception of Incentive Stock Options, may be granted singly, in combination, or in tandem and shall be granted subject to such terms and conditions as specified in Section 8. Each Consultant Award shall be embodied in an Award Agreement, which shall contain such terms, conditions, and limitations as shall be determined by the Committee, in its sole discretion.
(b)   Director Awards.   The Board has the sole authority to grant Director Awards from time to time in accordance with this Section 9(b). Director Awards may consist of the forms of Award described in Section 8, with the exception of Incentive Stock Options, may be granted singly, in combination, or in tandem and shall be granted subject to such terms and conditions as specified in Section 8. Each Director Award may, in the discretion of the Board, be embodied in an Award Agreement, which shall contain such terms, conditions, and limitations as shall be determined by the Board, in its sole discretion. Notwithstanding anything herein to the contrary, the aggregate number of shares of Common Stock subject to Director Awards granted under this Plan during any calendar year to any one Director shall not exceed that number of shares having a Fair Market Value on the date of grant equal to $600,000.

10.
Award Payment; Dividends and Dividend Equivalents.

(a)   General.   Payment of Awards may be made in the form of cash or Common Stock, or a combination thereof, and may include such restrictions as the Committee (or the Board, in the case of Director Awards) shall determine, including, but not limited to, in the case of Common Stock, restrictions on transfer and forfeiture provisions. For a Restricted Stock Award, the certificates evidencing the shares of such Restricted Stock (to the extent that such shares are so evidenced) shall contain appropriate legends and restrictions that describe the terms and conditions of the restrictions applicable thereto. For a Restricted Stock Unit Award that may be settled in shares of Common Stock, the shares of Common Stock that may be issued at the end of the Restriction Period shall be evidenced by book entry registration or in such other manner as the Committee may determine.
(b)   Dividends and Dividend Equivalents.   Rights to (1) dividends will be extended to and made part of any Restricted Stock Award and (2) Dividend Equivalents may be extended to and made part of any Restricted Stock Unit Award and Performance Unit Award, subject in each case to such terms, conditions and restrictions as the Committee may establish; provided, however, that no such dividends or Dividend Equivalents shall be paid with respect to unvested Stock Awards, including Stock Awards subject to Performance Goals. Dividends or Dividend Equivalents paid with respect to unvested Stock Awards may, in the discretion of the Committee, be accumulated and paid to the Participant at the time that such Stock Award vests. Dividends and/or Dividend Equivalents shall not be made part of any Options or SARs.
11.   Option Exercise.   The Exercise Price shall be paid in full at the time of exercise in cash or, if permitted by the Committee and elected by the Participant, the Participant may purchase such shares by means of the Company withholding shares of Common Stock otherwise deliverable on exercise of the Award or tendering Common Stock valued at Fair Market Value on the date of exercise, or any combination thereof. The Committee, in its sole discretion, shall determine acceptable methods for Participants to tender Common Stock or other Awards. The Committee may provide for procedures to permit the exercise or purchase of such Awards by use of the proceeds to be received from the sale of Common Stock issuable pursuant to an Award, and for the avoidance of doubt, so long as the shares of Common Stock are publicly traded and unless the Committee specifically determines otherwise, an Option may be exercised using consideration received by the Company under a procedure under which a licensed broker-dealer advances funds on behalf of a Participant or sells shares of Common Stock on behalf of a Participant (a “Cashless Exercise Procedure”), provided, however, that no officer or director may participate in that Cashless Exercise Procedure to the extent prohibited by applicable law. The Committee may adopt additional rules and procedures regarding the exercise of Options from time to time, provided that such rules and procedures are not inconsistent with the provisions of this Section 11.
12.   Taxes.   The Company shall have the right to deduct applicable taxes from any Award payment and withhold, at the time of delivery or vesting of cash or shares of Common Stock under this Plan, an appropriate amount of cash or number of shares of Common Stock or a combination thereof for payment of required withholding taxes or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes including a requirement that a Participant pay in cash an amount sufficient to satisfy any required withholding amount; provided, however, that in the event in the Committee’s sole discretion share withholding is permitted, the number of shares of Common Stock withheld for payment of required withholding taxes must equal no more than the required minimum withholding taxes. The Committee may also permit withholding to be satisfied by the transfer to the Company of shares of Common Stock theretofore owned by the holder of the Award with respect to which withholding is required. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made.
13.   Amendment, Modification, Suspension or Termination.   The Board may amend, modify, suspend or terminate this Plan (and the Committee may amend an Award Agreement) for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, except that (1) no amendment or alteration that would materially adversely affect the rights of any Participant under any Award previously granted to such Participant shall be made without the consent of such Participant and (2) no amendment or alteration shall be effective prior to its approval by the shareholders of the Company to the extent shareholder approval is otherwise required by applicable legal requirements or the requirements of the securities exchange on which the Company’s stock is listed, including any amendment that expands the types of Awards available under this Plan, materially increases the number of shares of Common Stock available for Awards under this Plan, materially expands the classes of persons eligible for Awards under this Plan, materially extends the term of this Plan, materially changes the method of determining the Exercise Price of Options, or deletes or limits any provisions of this Plan that prohibit the repricing of Options or SARs.
14.   Assignability.   Unless otherwise determined by the Committee (or the Board in the case of Director Awards) or expressly provided for in an Award Agreement, no Award or any other benefit under this Plan shall be assignable or otherwise transferable except (1) by will or the laws of descent and distribution or (2) pursuant to a domestic relations order issued by a court of competent jurisdiction that is not contrary to the terms and conditions of this Plan or applicable Award and in a form acceptable to the Committee. The Committee may prescribe and include in applicable Award Agreements other restrictions on transfer. Any attempted assignment of an Award or any other benefit under this Plan in violation of this Section 14 shall be null and void. Notwithstanding the foregoing, no Award may be transferred for value or consideration.
15.
Adjustments.

(a)   The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.
(b)   In the event of any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any outstanding Award without receipt of consideration by the Company through merger, reorganization, recapitalization, reincorporation, combination, exchange of shares, change in corporate structure, subdivision, consolidation or other similar equity restructuring transaction (as that term is used in ASC Topic 718 (or any successor thereto)) affecting outstanding shares of Common Stock, declaration of a dividend payable in shares of Common Stock, dividend in property other than cash, large non-recurring cash dividend, liquidating dividend, stock split or reverse stock split, then (1) the number of shares of Common Stock reserved under this Plan, (2) the number of shares of Common Stock covered by outstanding Awards in the form of Common Stock or units denominated in Common Stock, (3) the Exercise Price or other price in respect of such Awards, (4) the Stock-Based Award Limitations, and (5) the appropriate Fair Market Value and other price determinations for such Awards shall each be proportionately adjusted by the Committee as appropriate to reflect such transaction. Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a transaction falling within the scope of this Section 15(b).
(c)   In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, liquidation, dissolution, or other transaction or series of related transactions having a result similar to any of the above, including but not limited to a transaction or series of related transactions that constitutes a Change in Control, the Committee may make such adjustments to Awards or other provisions for the disposition of Awards as it in good faith deems equitable, and shall be authorized, in its discretion, (1) to provide for the assumption or continuation of an Award covering, or the substitution of a new Award with, Marketable Securities or other arrangement (which, if applicable, may be exercisable for such Marketable Securities as the Committee determines) for an Award or the assumption or substitution of the Award, regardless of whether in a transaction to which Code Section 424(a) applies, so long as such Marketable Securities have a value equal to the Fair Market Value of the securities underlying such Award (less any exercise price, if applicable), (2) to provide, prior to the transaction, for the acceleration of the vesting and exercisability of, or lapse of restrictions with respect to, the Award and, if the transaction is a cash merger, provide for the termination of any portion of the Award that remains unexercised at the time of such transaction, or (3) to cancel an Award and to deliver to the Participant cash in an amount that the Committee shall determine in its sole discretion is equal to the Fair Market Value of such Award on the date of such event, which in the case of an Option or Stock Appreciation Right shall be the excess (if any) of the Fair Market Value of Common Stock on such date over the Exercise Price of such Award. In the absence of an affirmative determination by the Committee, each outstanding Award, including each Performance Award, will be assumed or substituted for Marketable Securities by such successor corporation or a parent or subsidiary of such successor corporation (the “Successor Corporation”), unless the Successor Corporation does not agree to assume or substitute the Award for Marketable Securities, in which case the vesting of such Award shall accelerate in its entirety (and, if applicable, the time at which the Award may be exercised) to a date prior to the effective time of the Change in Control as the Committee will determine (or, if the Committee will not determine such a date, to the date that is five days prior to the effective time of the Change in Control), with such Award terminating if not exercised (if applicable) at or prior to the effective time of the Change in Control, and with such exercise reversed if the Change in Control does not become effective. The Committee shall not have any obligation to treat all Awards in the same manner, including Awards of the same type held by similarly situated Participants.
(d)   With respect to any Award held by a Director at the time of a Change in Control, such Award shall automatically accelerate and become fully vested immediately prior to the effective time of such transaction(s).
(e)   No adjustment or substitution pursuant to this Section 15 shall be made in a manner that results in noncompliance with the requirements of Code Section 409A, to the extent applicable.
16.   Restrictions.   No Common Stock or other form of payment shall be issued with respect to any Award unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation and any applicable federal or state securities law. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.
17.   Unfunded Plan.   This Plan is unfunded. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Common Stock or rights thereto under this Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto, nor shall this Plan be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto to be granted under this Plan. Any liability or obligation of the Company to any Participant with respect to an Award of cash, Common Stock or rights thereto under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Award Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. None of the Company, the Board or the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan. With respect to this Plan and any Awards granted hereunder, Participants are general and unsecured creditors of the Company and have no rights or claims except as otherwise provided in this Plan or any applicable Award Agreement.
18.
Code Section 409A.

(a)   Awards made under this Plan are intended to comply with or be exempt from Code Section 409A, and ambiguous provisions hereof, if any, shall be construed and interpreted in a manner consistent with such intent. No payment, benefit or consideration shall be substituted for an Award if such action would result in the imposition of taxes under Code Section 409A. Notwithstanding anything in this Plan to the contrary, if any Plan provision or Award under this Plan would result in the imposition of an additional tax under Code Section 409A, that Plan provision or Award shall be reformed, to the extent permissible under Code Section 409A, to avoid imposition of the additional tax, and no such action shall be deemed to adversely affect the Participant’s rights to an Award.
(b)   Unless the Committee provides otherwise in an Award Agreement, each Restricted Stock Unit Award, Performance Unit Award or Cash Award (or portion thereof if the Award is subject to a vesting schedule) shall be settled no later than the 15th day of the third month after the end of the first calendar year in which the Award (or such portion thereof) is no longer subject to a “substantial risk of forfeiture” within the meaning of Code Section 409A. If the Committee determines that a Restricted Stock Unit Award, Performance Unit Award or Cash Award is intended to be subject to Code Section 409A, the applicable Award Agreement shall include terms that are designed to satisfy the requirements of Code Section 409A.
(c)   If the Participant is identified by the Company as a “specified employee” within the meaning of Code Section 409A(a)(2)(B)(i) on the date on which the Participant has a “separation from service” (other than due to death) within the meaning of Treasury Regulation § 1.409A-1(h), any Award payable or settled on account of a separation from service that is deferred compensation subject to Code Section 409A shall be paid or settled on the earliest of (1) the first business day following the expiration of six months from the Participant’s separation from service, (2) the date of the Participant’s death, or (3) such earlier date as complies with the requirements of Code Section 409A.
19.   Awards to Foreign Nationals and Employees Outside the United States.   The Committee may, without amending this Plan, (1) establish special rules applicable to Awards granted to Participants who are foreign nationals, are employed or otherwise providing services outside the United States, or both, including rules that differ from those set forth in this Plan, and (2) grant Awards to such Participants in accordance with those rules.
20.   Governing Law.   This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to that state’s conflict of laws rules.
21.   Right to Continued Service or Employment.   Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or any of its Subsidiaries to terminate any Participant’s employment or other service relationship with the Company or its Subsidiaries at any time, nor confer upon any Participant any right to continue in the capacity in which he is employed or otherwise serves the Company or its Subsidiaries.
22.   Clawback Right.   Notwithstanding any other provisions in this Plan, any Award shall be subject to recovery or clawback by the Company under any clawback policy adopted by the Company whether before or after the date of grant of the Award.
23.   Usage.   Words used in this Plan in the singular shall include the plural and in the plural the singular, and the gender of words used shall be construed to include whichever may be appropriate under any particular circumstances of the masculine, feminine or neuter genders.
24.   Headings.   The headings in this Plan are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Plan.
25.   Effectiveness.   The Original Plan, as approved by the Board on February 19, 2014, became effective as of the Effective Date. This Plan, as amended and restated herein, shall continue in effect through May 4, 2029, unless earlier terminated by action of the Board. The shareholders of the Company approved the Original Plan on May 20, 2014. As of the date of shareholder approval of the Original Plan, no further awards shall be made under the Prior Plan, provided, however, that any and all outstanding awards granted under the Prior Plan shall continue to be outstanding and shall be subject to the terms of the Prior Plan as are in effect as of the Effective Date.

PROXYTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSASSERTIO HOLDINGS, INC.The undersigned hereby appoints Heather L. Mason and Ajay Schwichtenberg, and each of them, as proxies and attorneys-in-fact, each with the power to appoint his or her substitute, and authorizes each of them to represent and to vote all the shares of common stock of Assertio Holdings, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders of Assertio Holdings, Inc. to be held on May 8, 2024, at 12:30 p.m. Central Time via the Internet by pre-registering at https://www.viewproxy.com/asrt/2024, and at any adjournments or postponements thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED ON THE REVERSE SIDE HEREOF. IF NO CONTRARY INDICATION IS MADE BUT THE CARD IS SIGNED, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE SIX NOMINEES TO THE BOARD OF DIRECTORS, IN FAVOR OF PROPOSALS 2, 3, 4, 5 AND 6, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF (INCLUDING, IF APPLICABLE, FOR THE ELECTION OF A PERSON TO THE BOARD OF DIRECTORS IF ANY NOMINEE NAMED IN PROPOSAL 1 BECOMES UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE).Important Notice Regarding the Availability of Proxy Materials forthe Annual Meeting of Stockholders to be held virtually on May 8, 2024, at 12:30 p.m. Central Time athttps://www.viewproxy.com/asrt/2024The 2024 Proxy Statement and our Annual Report onForm 10-K for the fiscal year ended December 31, 2023 are available athttp://www.viewproxy.com/asrt/2024

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES IN PROPOSAL 1 AND “FOR” PROPOSALS 2, 3, 4, 5 AND 6. Proposal 1.To elect the six directors named in the Proxy Statement to hold office until the 2025 Annual Meeting of Stockholders or until their successors are duly elected and qualified.NOMINEES: FORAGAINSTABSTAIN(1)Peter D. Staple☐☐☐(2)Sravan K. Emany☐☐☐(3)Sigurd C. Kirk☐☐☐(4)Heather L. Mason☐☐☐(5)William T. McKee☐☐☐(6)James L. Tyree☐☐☐Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐ VIRTUAL CONTROL NUMBER Proposal 2.To approve an amendment and restatement of the Company’s Amended and Restated 2014 Omnibus Incentive Plan to increase the number of shares available for issuance thereunder.FOR ☐AGAINST ☐ABSTAIN ☐Proposal 3.To approve, on an advisory basis, the compensation of the Company’s named executive officers.FOR ☐AGAINST ☐ABSTAIN ☐Proposal 4.To approve an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split at a ratio of not less than 1-for-2 and not greater than 1-for-12, inclusive.FOR ☐AGAINST ☐ABSTAIN ☐Proposal 5.To approve an amendment to the Company’s Certificate of Incorporation to reflect recently adopted Delaware law provisions regarding officer exculpation.FOR ☐AGAINST ☐ABSTAIN ☐Proposal 6.To approve an amendment to the Certificate of Incorporation of Assertio Therapeutics, Inc., a wholly-owned subsidiary of the Company, to eliminate the pass-through voting provision.FOR ☐AGAINST ☐ABSTAIN ☐Proposal 7.To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.FOR ☐AGAINST ☐ABSTAIN ☐To transact such other business as may properly come before the Company’s Annual Meeting and any adjournments or postponements thereof.Date Signature Signature (Joint Owners) Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. VIRTUAL CONTROL NUMBERPROXY VOTING INSTRUCTIONSPlease have your 11-digit control number ready when voting at the Annual Meeting or when granting a proxy to vote by Internet or Telephone. INTERNETTELEPHONEMAILVote Your Proxy on the Internet:Go to www.AALvote.com/ASRT Vote Your Proxy by Phone:Call 1 (866) 804-9616Vote Your Proxy by Mail:Have your proxy card available when you access the above website. Follow the prompts to vote your shares.Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.